UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.23

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 7, 2023

This report provides management’s discussion of fund performance for the AB High Income Fund for the semi-annual reporting period ended April 30, 2023.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	6.78%	-0.81%

Class C Shares	6.46%	-1.55%

Advisor Class Shares[1]	6.90%	-0.56%

Class R Shares[1]	6.71%	-1.08%

Class K Shares[1]	6.87%	-0.79%

Class I Shares[1]	7.05%	-0.44%

Class Z Shares[1]	7.09%	-0.35%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	7.70%	0.42%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	8.83%	1.33%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2023.

During both periods, all share classes underperformed the primary benchmark, before sales charges. Over the six-month period, industry allocation was the main detractor, relative to the benchmark. Underweights to sovereign bonds and US real estate investment trusts (“REITs”), an overweight to media, along with off-benchmark exposure to commercial mortgage-backed securities (“CMBS”) and US Treasuries, detracted more

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than gains from off-benchmark exposure to collateralized loan obligations and collateralized mortgage obligations (“CMOs”), and eurozone and US high-yield credit default swaps. Yield-curve positioning in the US also detracted, as losses from underweights to the two- and 20-year parts of the curve and an overweight to the 10-year part of the curve were partially offset by gains from an underweight to the six-month part of the curve and an overweight to the five-year part of the curve. Security selection was a minor detractor to performance. Country allocation contributed, mostly from an underweight to the eurozone. Currency decisions were a minor contributor.

During the 12-month period, security selection detracted the most from returns. Selection within technology, banking, services, media, finance and consumer noncyclical detracted more than gains from selection in consumer retailers, eurozone REITs, energy, telecommunications and transportation services. Industry allocation was the primary contributor to performance, mostly from off-benchmark exposure to CMOs, CMBS, US and eurozone high-yield credit default swaps, as well as underweights to sovereign bonds and US REITs. These industry allocation gains were partially offset by losses from overweights to media and eurozone REITs, and an underweight to energy. Country allocation contributed, from an underweight to the eurozone and to a lesser extent, an overweight to the US. Yield-curve positioning in the US also contributed, mostly from an overweight on the six-month part of the curve that was partially offset by losses from an overweight to the five-year part of the curve and an underweight on the two-year part of the curve, and underweights to the two- and five-year parts of the eurozone curve. Currency decisions were a minor contributor to performance.

During both periods, the Fund used derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were used to take active high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. CMBS indices were used to take active commercial real estate exposure. During the 12-month period, the Fund sold credit options to generate income.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK.

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Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization), and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed

(continued on next page)

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securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes

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DISCLOSURES AND RISKS (continued)

in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			9.28%

1 Year	-0.81%	-5.04%

5 Years	1.36%	0.48%

10 Years	2.82%	2.38%

CLASS C SHARES			8.83%

1 Year	-1.55%	-2.47%

5 Years	0.52%	0.52%

10 Years[2]	1.99%	1.99%

ADVISOR CLASS SHARES[3]			9.92%

1 Year	-0.56%	-0.56%

5 Years	1.61%	1.61%

10 Years	3.09%	3.09%

CLASS R SHARES[3]			9.23%

1 Year	-1.08%	-1.08%

5 Years	0.95%	0.95%

10 Years	2.42%	2.42%

CLASS K SHARES[3]			9.55%

1 Year	-0.79%	-0.79%

5 Years	1.28%	1.28%

10 Years	2.76%	2.76%

CLASS I SHARES[3]			9.85%

1 Year	-0.44%	-0.44%

5 Years	1.61%	1.61%

10 Years	3.11%	3.11%

CLASS Z SHARES[3]			9.97%

1 Year	-0.35%	-0.35%

5 Years	1.68%	1.68%

Since Inception[4]	3.41%	3.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.64%, 0.65%, 1.31%, 1.00%, 0.66% and 0.57% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END
MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.06%

5 Years	0.27%

10 Years	2.49%

CLASS C SHARES

1 Year	-6.72%

5 Years	0.31%

10 Years[1]	2.11%

ADVISOR CLASS SHARES[2]

1 Year	-4.80%

5 Years	1.39%

10 Years	3.20%

CLASS R SHARES[2]

1 Year	-5.45%

5 Years	0.73%

10 Years	2.53%

CLASS K SHARES[2]

1 Year	-5.17%

5 Years	1.03%

10 Years	2.86%

CLASS I SHARES[2]

1 Year	-4.95%

5 Years	1.38%

10 Years	3.22%

CLASS Z SHARES[2]

1 Year	-4.74%

5 Years	1.45%

Since Inception[3]	3.32%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,067.80	$4.67	0.91%
Hypothetical**	$1,000	$1,020.28	$4.56	0.91%
Class C
Actual	$1,000	$1,064.60	$8.50	1.66%
Hypothetical**	$1,000	$1,016.56	$8.30	1.66%
Advisor Class
Actual	$1,000	$1,069.00	$3.39	0.66%
Hypothetical**	$1,000	$1,021.52	$3.31	0.66%
Class R
Actual	$1,000	$1,067.10	$6.87	1.34%
Hypothetical**	$1,000	$1,018.15	$6.71	1.34%

abfunds.com	AB HIGH INCOME FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,068.70	$5.28	1.03%
Hypothetical**	$1,000	$1,019.69	$5.16	1.03%
Class I
Actual	$1,000	$1,070.50	$3.49	0.68%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%
Class Z
Actual	$1,000	$1,070.90	$3.08	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,068.2

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.3% or less in the following security types: Asset-Backed Securities, Governments–Sovereign Bonds, Inflation-Linked Securities and Rights.

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PORTFOLIO SUMMARY (continued)

April 30, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Australia, Bahrain, Belgium, Cayman Islands, Chile, China, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Ghana, Guatemala, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Macau, Morocco, Netherlands, Nigeria, Norway, Oman, Panama, Peru, Senegal, Slovenia, South Africa, South Korea, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Republic of Tanzania, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 55.9%
Industrial – 50.3%
Basic – 2.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)	U.S.$	2,645	$2,179,653
7.50%, 09/30/2029(a)		4,355	3,150,281
Constellium SE 3.125%, 07/15/2029(a)	EUR	4,303	3,901,340
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)	U.S.$	2,051	1,855,203
Element Solutions, Inc. 3.875%, 09/01/2028(a)		4,145	3,662,546
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		1,355	903,863
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		12,055	10,462,266
4.50%, 09/15/2027(a)		1,475	1,401,567
6.125%, 04/15/2032(a)		8,381	8,105,391
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		1,084	990,834
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	108	104,220
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	3,288	2,894,037
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		3,201	2,305,484
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		4,418	3,675,671
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)		6,077	4,258,820
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		16,121	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		2,306	1,926,673
Olympus Water US Holding Corp. 7.125%, 10/01/2027(a)		2,996	2,857,010
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		512	464,981
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)	EUR	1,267	1,283,202
5.375%, 11/01/2026(a)	U.S.$	6,449	5,936,309
Sealed Air Corp. 6.875%, 07/15/2033(a)		2,036	2,161,896

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)	U.S.$	1,970	$2,000,595
SPCM SA 3.125%, 03/15/2027(a)		1,487	1,334,478
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		14,230	10,974,407
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		2,579	2,453,316
5.625%, 08/15/2029(a)		1,965	1,695,697

			82,939,740

Capital Goods – 3.3%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	8,856	7,474,260
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	5,355	4,346,493
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		6,327	5,966,096
5.25%, 08/15/2027(a)		1,966	1,636,695
Bombardier, Inc. 7.875%, 04/15/2027(a)		4,395	4,384,134
Chart Industries, Inc. 7.50%, 01/01/2030(a)		3	3,094
Crown Americas LLC 5.25%, 04/01/2030		890	863,918
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		7,472	7,167,416
EnerSys 4.375%, 12/15/2027(a)		5,050	4,729,294
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	4,679,242
Harsco Corp. 5.75%, 07/31/2027(a)		5,339	4,510,962
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	999,292
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		4,622	4,082,094
Madison IAQ LLC 5.875%, 06/30/2029(a)		1,225	959,140
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	7,486	8,066,476
Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	1,142	1,078,188

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stericycle, Inc. 3.875%, 01/15/2029(a)	U.S.$	2,516	$2,269,975
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		2,961	2,767,566
TransDigm, Inc. 4.625%, 01/15/2029		3,591	3,251,183
4.875%, 05/01/2029		3,750	3,406,869
6.75%, 08/15/2028(a)		13,387	13,590,723
Triumph Group, Inc. 7.75%, 08/15/2025		2,289	2,128,215
9.00%, 03/15/2028(a)		8,778	8,904,191
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	133,884
WESCO Distribution, Inc. 7.25%, 06/15/2028(a)	U.S.$	2,462	2,530,330

			99,929,730

Communications - Media – 7.8%
Altice Financing SA 5.00%, 01/15/2028(a)		1,834	1,487,888
5.75%, 08/15/2029(a)		20,458	16,232,996
AMC Networks, Inc. 4.25%, 02/15/2029		4,017	2,784,111
4.75%, 08/01/2025		3,337	3,093,458
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		1,056	915,617
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	874,579
5.375%, 03/01/2025(a)	U.S.$	6,993	6,847,723
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		995	761,758
4.50%, 08/15/2030(a)		23,087	19,472,559
4.50%, 06/01/2033(a)		13,557	10,809,292
4.75%, 03/01/2030(a)		1,939	1,669,115
4.75%, 02/01/2032(a)		25,422	21,038,356
6.375%, 09/01/2029(a)		5,119	4,866,326
7.375%, 03/01/2031(a)		2,542	2,491,160
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		583	526,616
CSC Holdings LLC 4.50%, 11/15/2031(a)		6,832	4,784,221
4.625%, 12/01/2030(a)		4,460	2,175,537
5.00%, 11/15/2031(a)		330	158,101
5.375%, 02/01/2028(a)		4,139	3,394,268
5.75%, 01/15/2030(a)		24,994	12,748,149
7.50%, 04/01/2028(a)		2,326	1,459,033
11.25%, 05/15/2028(a)		2,417	2,408,624

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.125%, 06/01/2029	U.S.$	10,639	$4,918,456
5.25%, 12/01/2026(a)		9,108	6,951,766
5.75%, 12/01/2028(a)		9,476	6,754,200
5.875%, 11/15/2024		953	789,722
7.375%, 07/01/2028		6,580	3,287,052
7.75%, 07/01/2026		3,040	1,755,220
DISH Network Corp. 3.375%, 08/15/2026(i)		4,275	2,034,241
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		8,103	5,199,791
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		5,920	4,677,253
6.375%, 05/01/2026		1,524	1,311,381
8.375%, 05/01/2027		1,375	900,244
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		4,643	3,973,780
6.75%, 10/15/2027(a)		5,536	5,274,565
Liberty Interactive LLC 3.75%, 02/15/2030(i)		2,202	377,381
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		6,531	5,800,948
National CineMedia LLC 5.88%, 04/15/2028(a)(b)(j)		3,387	1,209,882
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		5,030	3,936,759
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		82	63,913
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		7,439	5,865,389
5.50%, 03/01/2030(a)(k)		4,371	3,376,305
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		1,700	1,284,558
4.00%, 07/15/2028(a)		26,374	22,290,196
5.50%, 07/01/2029(a)		110	98,100
Summer BidCo BV 9.00% (9.00% Cash or 9.75% PIK), 11/15/2025(a)(f)(k)	EUR	3,315	3,055,594
Univision Communications, Inc. 4.50%, 05/01/2029(a)	U.S.$	5,716	4,928,221
7.375%, 06/30/2030(a)		8,775	8,417,152
Urban One, Inc. 7.375%, 02/01/2028(a)		7,907	7,186,788
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		4,106	3,335,114
Ziggo BV 4.875%, 01/15/2030(a)		900	772,991

			240,826,449

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.7%
Altice France Holding SA 10.50%, 05/15/2027(a)	U.S.$	4,599	$3,384,971
Altice France SA/France 5.125%, 07/15/2029(a)		14,835	10,964,246
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		8,905	8,488,602
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		7,628	5,942,782
Embarq Corp. 7.995%, 06/01/2036		8,721	3,747,183
Frontier Communications Holdings LLC 8.625%, 03/15/2031(a)		2,925	2,852,377
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(e)		7,915	– 0	–
9.75%, 07/15/2025(b)(c)(e)(g)		1,446	– 0	–
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)		3,785	2,128,400
3.875%, 11/15/2029(a)		950	693,619
4.25%, 07/01/2028(a)		4,638	2,700,055
4.625%, 09/15/2027(a)		3,256	2,007,364
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	3,690	3,737,632
Telecom Italia Capital SA 7.20%, 07/18/2036	U.S.$	5,713	5,186,712
7.721%, 06/04/2038		6,995	6,547,969
United Group BV 3.625%, 02/15/2028(a)	EUR	752	629,049
4.00%, 11/15/2027(a)		1,816	1,567,445
4.625%, 08/15/2028(a)		344	291,718
7.357% (EURIBOR 3 Month + 4.88%), 02/01/2029(l)		5,496	5,455,433
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	900	743,569
4.75%, 07/15/2031(a)		12,630	10,753,497
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		5,505	4,163,616

			81,986,239

Consumer Cyclical - Automotive – 5.0%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		3,279	3,230,824
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		3,409	3,371,432
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		4,623	4,949,655

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	1,055	$1,110,466
Dana, Inc. 4.25%, 09/01/2030	U.S.$	3,854	3,132,246
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		8,346	7,737,091
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(e)(g)		18,493	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(e)(g)		7,590	– 0	–
Ford Motor Co. 3.25%, 02/12/2032		9,212	7,122,674
6.10%, 08/19/2032		17,381	16,573,926
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		388	344,172
4.95%, 05/28/2027		6,465	6,120,239
5.113%, 05/03/2029		1,800	1,677,012
5.125%, 06/16/2025		538	523,780
6.80%, 05/12/2028		9,197	9,204,335
7.35%, 11/04/2027		14,621	15,059,952
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031		10,456	9,014,772
IHO Verwaltungs GmbH 4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(f)		1,575	1,426,287
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		7,018	6,484,153
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(f)	EUR	1,751	1,958,054
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)	U.S.$	6,351	5,260,893
5.875%, 01/15/2028(a)		6,393	5,545,853
7.75%, 10/15/2025(a)		4,597	4,569,160
Mclaren Finance PLC 7.50%, 08/01/2026(a)		9,232	7,578,863
PM General Purchaser LLC 9.50%, 10/01/2028(a)		5,980	5,667,357
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)(k)		6,620	4,982,657
Titan International, Inc. 7.00%, 04/30/2028		7,168	6,417,694
ZF Europe Finance BV 2.00%, 02/23/2026(a)(h)	EUR	1,200	1,204,538
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)		200	190,953
3.75%, 09/21/2028(a)		100	98,255

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	9,312	$9,097,643
6.875%, 04/14/2028(a)		1,539	1,582,290
7.125%, 04/14/2030(a)		1,539	1,589,272

			152,826,498

Consumer Cyclical - Entertainment – 3.2%
Carnival Corp. 4.00%, 08/01/2028(a)		8,433	7,291,003
5.75%, 03/01/2027(a)		5,811	4,764,846
7.625%, 03/01/2026(a)	EUR	1,630	1,601,172
9.875%, 08/01/2027(a)	U.S.$	5,639	5,730,634
10.125%, 02/01/2026(a)	EUR	1,630	1,870,075
Carnival PLC 1.00%, 10/28/2029		737	413,035
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	12,465	12,432,921
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		2,584	2,311,967
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		1,512	1,430,710
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	2,973	2,886,178
NCL Corp., Ltd. 5.875%, 03/15/2026(a)	U.S.$	9,466	8,139,730
8.375%, 02/01/2028(a)		768	774,470
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		6,220	5,504,700
5.50%, 08/31/2026(a)		5,098	4,651,925
5.50%, 04/01/2028(a)		20,172	17,795,738
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		4,269	3,839,592
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		6,453	5,535,001
7.00%, 02/15/2029(a)(k)		6,171	5,237,842
13.00%, 05/15/2025(a)		2,788	2,935,570
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		3,318	2,955,223

			98,102,332

Consumer Cyclical - Other – 3.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		3,468	3,260,755
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		5,889	4,608,134
6.25%, 09/15/2027(a)		5,404	4,951,301

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Builders FirstSource, Inc. 6.375%, 06/15/2032(a)	U.S.$	2,339	$2,334,804
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		3,735	3,740,145
7.00%, 02/15/2030(a)		4,502	4,545,505
Castle UK Finco PLC 7.00%, 05/15/2029	GBP	2,900	2,880,847
7.904% (EURIBOR 3 Month + 5.25%), 05/15/2028(l)	EUR	2,233	2,080,821
Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	2,523	2,380,911
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		6,001	5,459,609
Forestar Group, Inc. 3.85%, 05/15/2026(a)		2,881	2,663,648
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		6,167	5,262,411
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,162	1,017,378
5.00%, 06/01/2029(a)		6,848	6,197,207
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		838	794,239
Mattamy Group Corp. 4.625%, 03/01/2030(a)		6,691	5,863,282
MGM Resorts International 4.75%, 10/15/2028		4,015	3,731,449
5.50%, 04/15/2027		4,386	4,287,415
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		3,292	3,011,295
4.75%, 04/01/2029		4,530	4,037,581
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		4,781	4,645,828
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		995	936,056
Travel + Leisure Co. 4.50%, 12/01/2029(a)		3,509	3,061,298
4.625%, 03/01/2030(a)		10,068	8,705,486
6.625%, 07/31/2026(a)		3,533	3,526,993
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		628	584,082
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		2,353	2,260,893

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)	U.S.$	5,631	$5,188,944

			102,018,317

Consumer Cyclical - Restaurants – 0.6%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		4,965	4,653,429
4.00%, 10/15/2030(a)		4,843	4,233,726
4.375%, 01/15/2028(a)		83	77,894
Stonegate Pub Co. Financing 2019 PLC 8.00%, 07/13/2025(a)	GBP	963	1,093,538
8.25%, 07/31/2025(a)		6,836	7,889,847
Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	867	809,239

			18,757,673

Consumer Cyclical - Retailers – 2.8%
Arko Corp. 5.125%, 11/15/2029(a)		4,612	3,735,343
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		3,368	3,000,478
Bath & Body Works, Inc. 6.625%, 10/01/2030(a)		3,743	3,593,945
6.75%, 07/01/2036		1,479	1,315,792
6.875%, 11/01/2035		9,394	8,459,069
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		2,653	2,111,482
Carvana Co. 5.50%, 04/15/2027(a)		1,469	632,086
5.875%, 10/01/2028(a)		4,527	1,878,831
FirstCash, Inc. 5.625%, 01/01/2030(a)		160	148,618
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,246	998,869
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		99	87,825
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		3,885	3,300,530
Levi Strauss & Co. 3.50%, 03/01/2031(a)		3,914	3,311,046
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		7,693	6,333,106
7.875%, 05/01/2029(a)		4,330	2,898,465
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		6,621	6,157,133

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Penske Automotive Group, Inc. 3.75%, 06/15/2029	U.S.$	885	$768,904
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		2,529	2,492,524
Rite Aid Corp. 7.50%, 07/01/2025(a)		4,738	3,258,000
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		6,301	5,293,932
4.875%, 11/15/2031(a)		525	423,792
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		4,261	3,866,469
Staples, Inc. 7.50%, 04/15/2026(a)		12,372	10,451,165
10.75%, 04/15/2027(a)		6,383	4,289,594
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		3,220	3,215,031
White Cap Buyer LLC 6.875%, 10/15/2028(a)		2,257	1,973,763
William Carter Co. (The) 5.625%, 03/15/2027(a)		1,991	1,963,912
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		798	662,950

			86,622,654

Consumer Non-Cyclical – 6.7%
AdaptHealth LLC 5.125%, 03/01/2030(a)		2,000	1,654,904
6.125%, 08/01/2028(a)		132	117,219
AHP Health Partners, Inc. 5.75%, 07/15/2029 (a)		4,713	4,027,372
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,183,915
4.875%, 02/15/2030(a)		2,263	2,117,480
5.875%, 02/15/2028(a)		1,997	1,977,744
6.50%, 02/15/2028(a)		6,117	6,216,664
7.50%, 03/15/2026(a)		333	343,810
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		10,910	7,213,111
5.00%, 02/15/2029(a)		6,076	2,819,621
6.25%, 02/15/2029(a)		4,938	2,267,640
Cab Selas 3.375%, 02/01/2028(a)	EUR	3,859	3,386,367
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	1,291	1,041,101
5.625%, 03/15/2027(a)		697	643,598
6.125%, 04/01/2030(a)		17,171	12,261,996
6.875%, 04/01/2028(a)		2,898	2,145,012
8.00%, 03/15/2026(a)		2,265	2,249,378

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	823	$659,650
4.625%, 06/01/2030(a)		14,083	12,273,209
Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)		8,007	7,791,358
Embecta Corp. 5.00%, 02/15/2030(a)		9,223	7,955,336
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		7,410	3,926,165
Garden Spinco Corp. 8.625%, 07/20/2030(a)		3,395	3,661,248
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	6,477	5,532,298
Gruenenthal GmbH 4.125%, 05/15/2028(a)		3,656	3,686,120
IQVIA, Inc. 2.25%, 03/15/2029(a)		3,948	3,636,952
Jazz Securities DAC 4.375%, 01/15/2029(a)	U.S.$	3,447	3,171,794
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		9,238	8,119,965
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		3,671	3,361,623
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		333	320,355
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(a)		637	339,237
Medline Borrower LP 3.875%, 04/01/2029(a)		6,982	6,107,794
5.25%, 10/01/2029(a)		14,103	12,197,498
ModivCare, Inc. 5.875%, 11/15/2025(a)		249	237,976
Newell Brands, Inc. 4.70%, 04/01/2026(h)		736	702,834
4.875%, 06/01/2025		748	728,553
6.00%, 04/01/2046(h)		1,969	1,534,063
6.375%, 09/15/2027		4,909	4,829,226
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		9,712	8,936,612
Perrigo Finance Unlimited Co. 4.40%, 06/15/2030(h)		200	180,500
Post Holdings, Inc. 4.50%, 09/15/2031(a)		5,969	5,223,246
4.625%, 04/15/2030(a)		414	373,765

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)	U.S.$	9,327	$8,237,888
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		11,464	9,538,306
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		3,960	2,776,385
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		6,864	5,631,294
Tenet Healthcare Corp. 6.125%, 10/01/2028		4,407	4,275,109
6.125%, 06/15/2030(a)		1,026	1,019,103
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		5,317	4,465,372
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		10,570	9,470,320
US Renal Care, Inc. 10.625%, 07/15/2027(a)		1,739	321,018

			204,889,104

Energy – 4.3%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		1,215	1,154,245
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,179	2,201,301
Callon Petroleum Co. 7.50%, 06/15/2030(a)		3,228	3,072,642
8.25%, 07/15/2025		253	252,292
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		2,595	2,611,752
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		2,387	2,324,102
7.00%, 06/15/2025(a)		9,430	9,382,055
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		3,111	2,938,357
CNX Resources Corp. 6.00%, 01/15/2029(a)		635	587,471
7.25%, 03/14/2027(a)		81	80,545
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		1,289	1,166,753
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		4,001	3,829,538
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		6,469	5,762,859
EnLink Midstream Partners LP Series C 8.976% (LIBOR 3 Month + 4.11%), 05/30/2023(l)(m)		12,323	10,450,425

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EQM Midstream Partners LP 4.50%, 01/15/2029(a)	U.S.$	3,942	$3,357,708
4.75%, 01/15/2031(a)		2,497	2,056,565
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,230	1,183,833
7.75%, 02/01/2028		5,793	5,708,596
8.00%, 01/15/2027		1,883	1,879,484
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		2,289	2,132,755
7.00%, 08/01/2027		2,149	2,075,563
Gulfport Energy Corp. 6.00%, 10/15/2024(b)		2,508	1,580
6.375%, 05/15/2025(b)		9,574	6,032
6.375%, 01/15/2026(b)		9,247	5,826
6.625%, 05/01/2023(b)		619	390
8.00%, 05/17/2026(a)		3,335	3,352,122
Harbour Energy PLC 5.50%, 10/15/2026(a)		2,718	2,489,516
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		499	443,389
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,024	956,322
6.00%, 02/01/2031(a)		1,461	1,352,055
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		6,214	5,958,874
ITT Holdings LLC 6.50%, 08/01/2029(a)		10,492	8,709,284
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		2,391	2,243,739
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,898	1,790,011
7.50%, 01/15/2028(a)		7,663	6,990,206
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		6,051	5,774,626
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		6,914	6,655,711
NuStar Logistics LP 6.375%, 10/01/2030		873	840,935
PDC Energy, Inc. 5.75%, 05/15/2026		6,047	5,882,951
6.125%, 09/15/2024		3,611	3,595,802
Southwestern Energy Co. 5.375%, 02/01/2029		1,481	1,399,725
8.375%, 09/15/2028		153	160,097
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		4,596	4,432,292

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028	U.S.$	1,917	$1,881,168
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		614	546,391
6.00%, 09/01/2031(a)		269	240,266
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,558	1,520,756

			131,438,907

Other Industrial – 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		361	331,010
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		2,847	2,945,994
7.75%, 03/15/2031(a)		2,629	2,793,267

			6,070,271

Services – 3.6%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		3,671	3,195,670
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,397	1,087,164
6.625%, 07/15/2026(a)		1,699	1,637,425
9.75%, 07/15/2027(a)		7,999	7,437,250
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	1,105	993,650
4.625%, 06/01/2028(a)	U.S.$	4,924	4,277,541
4.875%, 06/01/2028(a)	GBP	3,580	3,634,622
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	8,847	6,913,306
Aptim Corp. 7.75%, 06/15/2025(a)		4,889	3,891,255
APX Group, Inc. 5.75%, 07/15/2029(a)		5,963	5,330,757
6.75%, 02/15/2027(a)		2,153	2,155,732
Aramark Services, Inc. 5.00%, 02/01/2028(a)		3,832	3,645,010
Block, Inc. 3.50%, 06/01/2031		2,511	2,045,453
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	4,172,626
Garda World Security Corp. 4.625%, 02/15/2027(a)		378	347,384
7.75%, 02/15/2028(a)		4,912	4,936,560
9.50%, 11/01/2027(a)		495	474,463

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ION Trading Technologies SARL 5.75%, 05/15/2028(a)	U.S.$	2,109	$1,749,904
Korn Ferry 4.625%, 12/15/2027(a)		2,404	2,283,199
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		5,653	3,821,635
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		6,914	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		3,721	2,846,476
5.75%, 11/01/2028(a)(k)		17,454	10,996,384
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		7,757	7,301,276
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135	134,108
6.25%, 01/15/2028(a)		13,331	12,491,553
Q-Park Holding I BV 1.50%, 03/01/2025(a)	EUR	586	607,218
2.00%, 03/01/2027(a)		946	889,139
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)	U.S.$	1,580	1,403,824
9.25%, 04/15/2025(a)		673	620,757
11.25%, 12/15/2027(a)		8,348	7,325,046
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		265	248,725
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		2,000	1,743,822

			110,638,934

Technology – 2.3%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		3,518	2,938,078
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		7,398	6,068,040
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		4,374	3,199,158
CommScope, Inc. 4.75%, 09/01/2029(a)		7,709	6,220,086
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		7,475	7,101,376
Gen Digital, Inc. 6.75%, 09/30/2027(a)		4,989	5,028,176
7.125%, 09/30/2030(a)		3,489	3,507,454
GoTo Group, Inc. 5.50%, 09/01/2027(a)		5,905	3,317,433
Imola Merger Corp. 4.75%, 05/15/2029(a)		2,868	2,483,793

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCR Corp. 5.125%, 04/15/2029(a)	U.S.$	5,205	$4,502,895
6.125%, 09/01/2029(a)		1,207	1,182,757
Playtech PLC 4.25%, 03/07/2026(a)	EUR	776	826,994
Playtika Holding Corp. 4.25%, 03/15/2029(a)	U.S.$	3,976	3,406,763
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		7,310	6,887,439
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		14,232	5,901,479
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		8,701	6,585,276
Virtusa Corp. 7.125%, 12/15/2028(a)		3,521	2,838,348

			71,995,545

Transportation - Airlines – 0.8%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		3,807	3,739,923
5.75%, 04/20/2029(a)		10,053	9,561,866
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		4,795	4,466,150
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		5,914	5,972,046
United Airlines, Inc. 4.625%, 04/15/2029(a)		1,152	1,042,560

			24,782,545

Transportation - Services – 1.0%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	2,713	2,754,767
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	6,655	5,974,846
5.375%, 03/01/2029(a)		1,387	1,257,771
5.75%, 07/15/2027(a)		1,477	1,406,960
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	538	495,199
BCP V Modular Services Finance PLC 6.75%, 11/30/2029		5,428	4,660,936
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	5,020	4,520,181
5.00%, 12/01/2029(a)		6,811	5,569,891

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 2.875%, 04/15/2026(a)	EUR	934	$950,898
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	2,240	2,016,136

			29,607,585

			1,543,432,523

Financial Institutions – 4.7%
Banking – 0.7%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(m)		14,614	10,777,825
Series C 4.70%, 05/15/2028(m)		993	697,583
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		6,719	6,013,619
7.00%, 01/15/2026(a)		3,175	2,675,657

			20,164,684

Brokerage – 0.5%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		6,141	6,131,582
AG Issuer LLC 6.25%, 03/01/2028(a)		3,354	3,125,268
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		897	920,978
NFP Corp. 4.875%, 08/15/2028(a)		479	436,327
6.875%, 08/15/2028(a)		4,358	3,804,298

			14,418,453

Finance – 1.6%
Aircastle Ltd. 5.25%, 06/15/2026(a)(m)		2,836	1,911,033
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		4,612	4,093,506
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,012,437
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		2,417	2,180,593
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		13,768	5,474,204
Enova International, Inc. 8.50%, 09/01/2024(a)		2,537	2,520,224
8.50%, 09/15/2025(a)		6,750	6,511,287
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,831	4,077,330
Navient Corp. 4.875%, 03/15/2028		6,959	5,987,339
5.00%, 03/15/2027		1,471	1,326,065
5.625%, 08/01/2033		1,834	1,381,810
6.75%, 06/25/2025		2,395	2,360,894

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SLM Corp. 3.125%, 11/02/2026	U.S.$	1,440	$1,259,174
Synchrony Financial 7.25%, 02/02/2033		5,285	4,852,683

			47,948,579

Insurance – 0.3%
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)(k)		11,171	10,012,536
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		1,000	867,027

			10,879,563

Other Finance – 0.6%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		8,586	7,105,059
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		5,564	3,361,578
3.625%, 10/01/2031(a)		2,379	1,325,438
Intrum AB 4.875%, 08/15/2025	EUR	4,189	4,167,499
Motion Finco SARL 7.00%, 05/15/2025(a)		3,433	3,829,270

			19,788,844

REITs – 1.0%
Aedas Homes Opco SLU 4.00%, 08/15/2026		8,929	8,663,807
Agps Bondco PLC 5.50%, 11/13/2026(a)(h)		1,200	509,535
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	8,411	6,954,891
5.75%, 05/15/2026(a)		2,813	2,548,850
Office Properties Income Trust 3.45%, 10/15/2031		3,882	1,998,917
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026	EUR	5,665	5,675,551
Vivion Investments SARL 3.00%, 08/08/2024(a)		4,600	3,699,291
3.50%, 11/01/2025(a)		2,400	1,651,864

			31,702,706

			144,902,829

Utility – 0.9%
Electric – 0.6%
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)		813	719,380

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 3.875%, 02/15/2032(a)	U.S.$	7,731	$6,240,795
10.25%, 03/15/2028(a)(m)		3,572	3,522,677
Vistra Corp. 7.00%, 12/15/2026(a)(m)		3,713	3,335,962
8.00%, 10/15/2026(a)(m)		4,495	4,240,528

			18,059,342

Natural Gas – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		710	674,234
5.875%, 08/20/2026		530	511,582
UGI International LLC 2.50%, 12/01/2029(a)	EUR	4,535	3,916,954

			5,102,770

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	4,331	4,159,015

			27,321,127

Total Corporates - Non-Investment Grade (cost $1,973,109,198)			1,715,656,479

CORPORATES - INVESTMENT GRADE – 13.8%
Financial Institutions – 7.1%
Banking – 5.0%
AIB Group PLC 7.583%, 10/14/2026(a)		6,233	6,428,535
Ally Financial, Inc. 6.70%, 02/14/2033		1,485	1,336,871
8.00%, 11/01/2031		1,002	1,057,516
Banco Santander SA 3.225%, 11/22/2032		200	160,008
Bank of America Corp. Series B 8.05%, 06/15/2027		8,700	9,490,188
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		2,592	2,586,718
Barclays PLC 6.125%, 12/15/2025(m)		3,519	3,031,792
7.385%, 11/02/2028		6,480	6,917,287
BNP Paribas SA 4.625%, 02/25/2031(a)(m)		2,811	2,005,442
7.375%, 08/19/2025(a)(m)		2,339	2,253,774
7.75%, 08/16/2029(a)(m)		2,212	2,116,970

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 9.341% (LIBOR 3 Month + 4.07%), 07/30/2023(l)(m)	U.S.$	6,097	$6,072,163
Credit Agricole SA 8.125%, 12/23/2025(a)(m)		1,767	1,753,686
8.125%, 03/23/2172(m)		4,862	4,817,769
Credit Suisse Group AG 3.091%, 05/14/2032(a)		3,095	2,489,432
6.373%, 07/15/2026(a)		2,253	2,196,887
9.016%, 11/15/2033(a)		885	1,048,345
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	141,377
6.72%, 01/18/2029		4,598	4,670,854
7.079%, 02/10/2034		4,299	4,006,528
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	865,076
Goldman Sachs Group, Inc. (The) 3.102%, 02/24/2033		445	383,123
Series P 7.733% (LIBOR 3 Month + 2.87%), 05/30/2023(l)(m)		5,043	4,885,093
HSBC Holdings PLC 4.60%, 12/17/2030(m)		986	746,013
4.762%, 03/29/2033		3,458	3,179,745
6.375%, 03/30/2025(m)		418	395,030
7.336%, 11/03/2026		6,216	6,518,764
8.113%, 11/03/2033		6,060	6,818,340
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,119,971
5.71%, 01/15/2026(a)		860	827,297
7.00%, 11/21/2025(a)		972	992,762
JPMorgan Chase & Co. 4.912%, 07/25/2033		782	778,650
KBC Group NV 5.796%, 01/19/2029(a)		1,142	1,156,670
Lloyds Banking Group PLC 7.50%, 06/27/2024(m)		2,076	1,993,203
7.953%, 11/15/2033		2,680	2,987,906
8.00%, 09/27/2029(m)		3,551	3,244,655
NatWest Group PLC 7.472%, 11/10/2026		2,715	2,831,618
Santander Holdings USA, Inc. 6.499%, 03/09/2029		8,446	8,487,421
Santander UK Group Holdings PLC 6.833%, 11/21/2026		12,101	12,324,180
Standard Chartered PLC 6.783% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(l)(m)		3,500	3,072,299
7.776%, 11/16/2025(a)		4,220	4,341,182

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

State Street Corp. 4.821%, 01/26/2034	U.S.$	658	$655,893
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(m)		600	565,704
Synchrony Bank 5.625%, 08/23/2027		1,521	1,446,498
Truist Financial Corp. 1.95%, 06/05/2030		612	493,036
5.122%, 01/26/2034		2,988	2,896,782
UBS Group AG 7.00%, 02/19/2025(a)(m)		6,302	5,975,420
UniCredit SpA 1.982%, 06/03/2027(a)		3,605	3,191,570
US Bancorp 4.839%, 02/01/2034		1,949	1,864,879

			151,620,922

Finance – 0.7%
Air Lease Corp. Series B 4.65%, 06/15/2026(m)		5,818	4,837,760
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	1,108,251
Aviation Capital Group LLC 1.95%, 09/20/2026(a)		3,301	2,881,381
4.125%, 08/01/2025(a)		2,077	1,983,706
4.875%, 10/01/2025(a)		1,585	1,535,168
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(a)		751	650,460
Series E 4.25%, 11/07/2027(a)		270	225,163
Huarong Finance 2019 Co., Ltd. Series E 3.25%, 11/13/2024(a)		708	657,024
3.75%, 05/29/2024(a)		412	391,606
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		2,519	2,229,000
4.875%, 11/22/2026(a)		710	624,711
5.50%, 01/16/2025(a)		3,149	2,987,220
ILFC E-Capital Trust II 6.798% (LIBOR 3 Month + 1.80%), 12/21/2065(a)(l)		1,500	1,005,000

			21,116,450

Insurance – 1.1%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		12,355	12,951,900

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife Capital Trust IV 7.875%, 12/15/2037(a)	U.S.$	9,269	$9,814,767
MetLife, Inc. 10.75%, 08/01/2039		1,745	2,280,620
Nationwide Mutual Insurance Co. 7.156% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(l)		5,000	4,984,945
Prudential Financial, Inc. 5.625%, 06/15/2043		4,922	4,913,310

			34,945,542

REITs – 0.3%
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025(a)		1,279	1,243,021
5.625%, 05/01/2024(a)		2,333	2,320,927
5.75%, 02/01/2027(a)		4,572	4,538,653

			8,102,601

			215,785,515

Industrial – 6.5%
Basic – 0.5%
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,463,834
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		4,684	3,933,155
7.25%, 02/13/2033(a)		899	855,036
Freeport Indonesia PT 4.763%, 04/14/2027(a)		696	686,125
INEOS Finance PLC 3.375%, 03/31/2026(a)	EUR	1,428	1,455,500
Nexa Resources SA 6.50%, 01/18/2028(a)	U.S.$	3,219	3,130,075
Olin Corp. 5.125%, 09/15/2027		540	522,928
5.625%, 08/01/2029		3,127	3,048,529

			17,095,182

Capital Goods – 0.3%
General Electric Co. Series D 8.196% (LIBOR 3 Month + 3.33%), 06/15/2023(l)(m)		5,563	5,564,988
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	824,013
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		852	866,442
6.40%, 04/15/2033(a)		1,008	1,026,964
Textron Financial Corp. 6.599% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(l)		125	93,454

			8,375,861

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)	U.S.$	8,766	$7,692,991
Discovery Communications LLC 4.125%, 05/15/2029		736	681,104
Prosus NV 4.027%, 08/03/2050(a)		1,341	858,240
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)		443	363,537
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		3,059	2,878,513
4.279%, 03/15/2032(a)		4,249	3,769,046
Weibo Corp. 3.375%, 07/08/2030		1,896	1,523,569

			17,767,000

Communications - Telecommunications – 0.1%
Sprint Capital Corp. 8.75%, 03/15/2032		3,300	4,036,544
Sprint LLC 7.625%, 03/01/2026		137	145,097

			4,181,641

Consumer Cyclical - Automotive – 0.9%
General Motors Financial Co., Inc. 5.85%, 04/06/2030		7,425	7,418,771
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		13,050	13,210,476
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)		393	335,855
2.45%, 09/15/2028(a)		3,310	2,654,259
2.75%, 03/09/2028(a)		5,326	4,430,427
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		434	380,232

			28,430,020

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.75%, 04/01/2029(a)		5,792	5,230,076

Consumer Cyclical - Other – 0.6%
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	1,026	1,097,216
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	268	251,658
MDC Holdings, Inc. 6.00%, 01/15/2043		9,963	8,801,093

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)	U.S.$	900	$725,784
4.625%, 04/06/2031(a)		5,800	4,548,789
Sands China Ltd. 3.75%, 08/08/2031(h)		675	553,500
4.875%, 06/18/2030(h)		2,225	2,017,080
5.90%, 08/08/2028(h)		1,104	1,061,220

			19,056,340

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings LLC 5.875%, 04/01/2029(a)		1,195	1,094,175
5.875%, 03/15/2030(a)		4,253	3,773,425
6.125%, 03/15/2032(a)		2,121	1,856,493

			6,724,093

Consumer Non-Cyclical – 0.5%
180 Medical, Inc. 3.875%, 10/15/2029(a)		2,968	2,652,384
BAT Capital Corp. 7.75%, 10/19/2032		2,504	2,773,797
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		3,048	2,686,539
4.00%, 03/15/2031(a)		2,554	2,223,041
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		5,244	4,227,329

			14,563,090

Energy – 1.9%
Apache Corp. 5.10%, 09/01/2040		1,548	1,325,957
Cheniere Energy Partners LP 4.50%, 10/01/2029		2,089	1,966,349
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		1,103	1,074,946
Ecopetrol SA 4.625%, 11/02/2031		2,197	1,632,371
5.875%, 11/02/2051		5,917	3,741,763
8.875%, 01/13/2033		1,720	1,663,025
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		1,164	1,108,361
Occidental Petroleum Corp. 5.875%, 09/01/2025		346	350,730
6.125%, 01/01/2031		435	455,346
6.625%, 09/01/2030		19,482	20,778,014
7.50%, 05/01/2031		3,487	3,888,634
8.875%, 07/15/2030		558	655,379

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oleoducto Central SA 4.00%, 07/14/2027(a)	U.S.$	610	$536,533
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		4,529	3,407,506
TransCanada PipeLines Ltd. 7.074% (LIBOR 3 Month + 2.21%), 05/15/2067(l)		2,500	1,931,245
Var Energi ASA 7.50%, 01/15/2028(a)		2,151	2,270,091
8.00%, 11/15/2032(a)		4,260	4,618,961
Western Midstream Operating LP 3.95%, 06/01/2025		1,033	995,573
4.30%, 02/01/2030(h)		2,516	2,303,822
4.50%, 03/01/2028		1,652	1,579,227
4.75%, 08/15/2028		1,563	1,504,344
5.45%, 04/01/2044		916	796,600

			58,584,777

Services – 0.0%
Elis SA Series E 1.625%, 04/03/2028(a)	EUR	900	875,851

Technology – 0.4%
HP, Inc. 5.50%, 01/15/2033	U.S.$	5,346	5,303,676
Lenovo Group Ltd. 3.421%, 11/02/2030(a)		735	618,457
5.831%, 01/27/2028(a)		2,591	2,610,109
SK Hynix, Inc. 6.25%, 01/17/2026(a)		679	679,129
6.375%, 01/17/2028(a)		1,089	1,092,877
6.50%, 01/17/2033(a)		934	926,878
Western Digital Corp. 2.85%, 02/01/2029		203	160,502
3.10%, 02/01/2032		541	391,741

			11,783,369

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		2,971	2,874,442

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		1,764	1,560,071

Transportation - Services – 0.1%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		3,384	3,182,658

			200,284,471

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Cometa Energia SA de CV 6.375%, 04/24/2035(a)	U.S.$	1,688	$1,616,026
Enel Finance International NV 7.50%, 10/14/2032(a)		2,963	3,315,589
NRG Energy, Inc. 7.00%, 03/15/2033(a)		1,192	1,236,724

			6,168,339

Total Corporates - Investment Grade (cost $428,628,784)			422,238,325

EMERGING MARKETS - CORPORATE BONDS – 6.4%
Industrial – 6.1%
Basic – 1.7%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		2,258	1,601,486
7.45%, 11/15/2029(a)		5,151	4,021,643
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		3,245	2,818,688
CSN Inova Ventures 6.75%, 01/28/2028(a)		10,898	10,273,408
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		4,648	4,322,640
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	8,096,929
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		6,367	6,286,617
JSW Steel Ltd. 3.95%, 04/05/2027(a)		593	520,654
5.05%, 04/05/2032(a)		1,483	1,192,703
OCP SA 3.75%, 06/23/2031(a)		1,450	1,215,100
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		2,588	2,599,893
Stillwater Mining Co. 4.00%, 11/16/2026(a)		2,031	1,821,934
4.50%, 11/16/2029(a)		1,878	1,547,942
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		4,766	4,057,057
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,384	1,045,612

			51,422,306

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
Cemex SAB de CV 5.125%, 06/08/2026(a)(m)	U.S.$	1,885	$1,660,543
7.375%, 06/05/2027(a)		1,733	1,793,980
Diamond II Ltd. 7.95%, 07/28/2026(a)		2,614	2,576,809
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	7,839,562
6.95%, 01/17/2028(a)		2,279	2,297,346
IHS Holding Ltd. 5.625%, 11/29/2026(a)		1,729	1,439,717
6.25%, 11/29/2028(a)		537	427,855
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		17,592	40,492

			18,076,304

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		4,541	3,647,842
VTR Finance NV 6.375%, 07/15/2028(g)		632	199,199

			3,847,041

Communications - Telecommunications – 0.2%
CT Trust 5.125%, 02/03/2032(a)		707	581,419
Digicel Group Holdings Ltd. 7.00%, 05/15/2023(f)(g)(m)		716	78,775
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		1,816	1,637,803
HTA Group Ltd./Mauritius 7.00%, 12/18/2025(a)		3,000	2,817,750

			5,115,747

Consumer Cyclical - Other – 1.2%
Allwyn Entertainment Financing UK PLC 6.779% (EURIBOR 3 Month + 4.12%), 02/15/2028(l)	EUR	3,827	4,191,441
Allwyn International AS 3.875%, 02/15/2027(a)		744	743,981
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	6,251	5,171,921
5.625%, 07/17/2027(a)		3,599	3,210,533
5.75%, 07/21/2028(a)		3,277	2,859,183
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		8,457	7,649,885
5.25%, 06/18/2025(a)		437	415,505
5.375%, 05/15/2024(a)		2,104	2,061,657

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Studio City Co., Ltd. 7.00%, 02/15/2027(a)	U.S.$	1,338	$1,268,424
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		2,502	1,960,317
6.00%, 07/15/2025(a)		1,011	923,801
6.50%, 01/15/2028(a)		224	192,192
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	1,920,788
5.50%, 01/15/2026(a)		825	764,156
5.50%, 10/01/2027(a)		1,100	980,375
5.625%, 08/26/2028(a)		2,442	2,123,014

			36,437,173

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(c)(e)	ZAR	336	– 0	–

Consumer Non-Cyclical – 1.0%
BBFI Liquidating Trust Zero Coupon, 12/30/2099(c)(e)(g)(m)	U.S.$	2,174	964,034
BRF SA 4.875%, 01/24/2030(a)		1,552	1,205,710
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		1,443	1,346,319
MARB BondCo PLC 3.95%, 01/29/2031(a)		8,907	6,516,139
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		378	335,002
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		5,348	4,431,487
Rede D’or Finance SARL 4.50%, 01/22/2030(a)		1,785	1,499,935
4.95%, 01/17/2028(a)		1,820	1,654,835
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	2,758	2,742,354
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	2,251	2,095,259
5.125%, 05/09/2029(k)		2,251	2,087,802
7.875%, 09/15/2029		2,840	2,974,192
8.125%, 09/15/2031		2,840	2,988,878
Tonon Luxembourg SA 6.50%, 10/31/2024(b)(c)(g)(j)		2,437	244
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	1,081,314

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)	U.S.$	13,674	$1,367
10.875%, 01/13/2020(b)(c)(d)(e)(g)		2,500	250
11.75%, 02/09/2022(b)(c)(d)(e)(g)		13,613	1,361

			31,926,482

Energy – 1.0%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		2,131	1,850,934
Cosan SA 5.50%, 09/20/2029(a)		2,027	1,823,413
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(a)		2,731	2,078,811
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		3,868	3,660,095
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		2,896	2,438,613
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		452	449,401
6.125%, 06/30/2025(a)		2,565	2,476,530
6.50%, 06/30/2027(a)		3,495	3,310,385
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		1,011	984,562
MV24 Capital BV 6.748%, 06/01/2034(a)		2,719	2,425,100
Peru LNG SRL 5.375%, 03/22/2030(a)		4,055	3,228,794
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)		121	113,611
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		4,308	3,435,091
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		2,354	1,743,138

			30,018,478

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,631	1,478,909

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		8,243	7,227,050

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		564	486,556

			186,036,046

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)	U.S.$	2,044	$1,834,490
AES Andes SA 6.35%, 10/07/2079(a)		2,632	2,431,968
India Clean Energy Holdings 4.50%, 04/18/2027(a)		2,606	2,111,349
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,218,044
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		1,509	1,257,878

			8,853,729

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)(h)		319	9,852
5.25%, 12/27/2033(a)(f)(h)		5,534	191,878
7.125%, 12/26/2046(a)(f)(h)		11,439	545,108

			746,838

REITs – 0.0%
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)(b)(j)		1,125	70,312
5.98%, 08/18/2025(a)(b)(j)		380	23,750
7.98%, 02/19/2023(a)(b)(d)		579	36,188
Country Garden Holdings Co., Ltd. 3.125%, 10/22/2025(a)		400	196,000
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		500	92,500
Times China Holdings Ltd. 5.75%, 01/14/2027(a)(b)(j)		792	100,386
6.20%, 03/22/2026(a)(b)(j)		200	25,663
6.60%, 03/02/2023(a)(b)(d)		200	26,000
6.75%, 07/08/2025(a)(b)(j)		590	75,225
Yango Justice International Ltd. 7.50%, 04/15/2024(a)(b)(j)		344	6,880
7.50%, 02/17/2025(a)(b)(j)		918	18,360
7.88%, 09/04/2024(a)(b)(j)		251	5,020
8.25%, 11/25/2023(a)(b)(j)		400	8,000
10.25%, 09/15/2022(b)(d)		264	5,280

			689,564

			1,436,402

Total Emerging Markets - Corporate Bonds (cost $269,012,008)			196,326,177

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 5.8%
Industrial – 5.4%
Capital Goods – 0.6%
ACProducts Holdings, Inc. 9.409% (LIBOR 3 Month + 4.25%), 05/17/2028(n)	U.S.$	10,303	$8,142,117
Apex Tool Group, LLC 10.240% (SOFR 1 Month + 5.25%), 02/08/2029(n)		12,365	10,833,513

			18,975,630

Communications - Media – 0.3%
Advantage Sales & Marketing, Inc. 9.719% (LIBOR 3 Month + 4.50%), 10/28/2027(n)		9,286	7,897,677

Communications - Telecommunications – 1.1%
Crown Subsea Communications Holding, Inc. 9.668% (SOFR 1 Month + 4.75%), 04/27/2027(e)(n)		7,268	7,195,740
DIRECTV Financing, LLC 10.025% (LIBOR 1 Month + 5.00%), 08/02/2027(n)		2,673	2,561,766
Proofpoint, Inc. 11.275% (LIBOR 1 Month + 6.25%), 08/31/2029(n)		12,450	11,801,604
Zacapa SARL 8.898% (SOFR 3 Month + 4.00%), 03/22/2029(n)		12,594	12,284,851

			33,843,961

Consumer Cyclical - Automotive – 0.2%
Clarios Global LP 8.275% (LIBOR 1 Month + 3.25%), 04/30/2026(n)		2,493	2,486,606
Garret Motion SARL 04/25/2030(e)(o)		4,390	4,247,325

			6,733,931

Consumer Cyclical - Other – 0.1%
Caesars Entertainment, Inc. 8.332% (SOFR 1 Month + 3.25%), 02/06/2030(n)		2,900	2,885,500

Consumer Cyclical - Retailers – 0.0%
Restoration Hardware, Inc. 8.332% (SOFR 1 Month + 3.25%), 10/20/2028(n)		1,490	1,382,680

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Gainwell Acquisition Corp. 8.998% (SOFR 3 Month + 4.00%), 10/01/2027(n)	U.S.$	6,813	$6,553,457
Kronos Acquisition Holdings, Inc. 8.703% (LIBOR 3 Month + 3.75%), 12/22/2026(n)		4,604	4,483,169
Mallinckrodt International Finance S.A. 10.198% (LIBOR 1 Month + 5.25%), 09/30/2027(n)		4,610	3,270,318
PetSmart, LLC 8.832% (SOFR 1 Month + 3.75%), 02/11/2028(e)(n)		5,735	5,706,636
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.332% (SOFR 1 Month + 5.25%), 12/15/2027(n)		10,830	9,977,171

			29,990,751

Energy – 0.6%
GIP II Blue Holding, L.P. 9.659% (LIBOR 3 Month + 4.50%), 09/29/2028(n)		12,424	12,375,025
Parkway Generation, LLC 9.900% (SOFR 3 Month + 4.75%), 02/18/2029(n)		5,657	5,435,496

			17,810,521

Other Industrial – 0.3%
American Tire Distributors, Inc. 11.488% (SOFR 3 Month + 6.25%), 10/20/2028(n)		5,068	4,278,291
Dealer Tire Financial, LLC 9.482% (SOFR 1 Month + 4.50%), 12/14/2027(n)		1,591	1,583,451
FCG Acquisitions, Inc. 11.909% (LIBOR 3 Month + 6.75%), 03/30/2029(n)		3,390	3,180,939
Rockwood Service Corporation 9.025% (LIBOR 1 Month + 4.00%), 01/23/2027(n)		494	490,925

			9,533,606

Services – 0.3%
Verscend Holding Corp. 9.025% (LIBOR 1 Month + 4.00%), 08/27/2025(n)		7,644	7,630,045

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.9%
Ascend Learning, LLC 10.832% (SOFR 1 Month + 5.75%), 12/10/2029(n)	U.S.$	2,940	$2,546,775
Banff Guarantor, Inc. 10.525% (LIBOR 1 Month + 5.50%), 02/27/2026(n)		2,470	2,382,513
Boxer Parent Company, Inc. 8.775% (LIBOR 1 Month + 3.75%), 10/02/2025(n)		8,544	8,432,617
Endurance International Group Holdings, Inc. 8.792% (LIBOR 3 Month + 3.50%), 02/10/2028(e)(n)		10,138	9,469,087
FINThrive Software Intermediate Holdings, Inc. 11.775% (LIBOR 1 Month + 6.75%), 12/17/2029(n)		2,810	1,970,512
Loyalty Ventures, Inc. 11.500% (PRIME 3 Month + 3.50%), 11/03/2027(b)(j)(n)		6,261	589,637
Veritas US, Inc. 10.025% (LIBOR 1 Month + 5.00%), 09/01/2025(n)		3,541	2,714,210

			28,105,351

			164,789,653

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 8.775% (LIBOR 1 Month + 3.75%), 11/09/2026(n)		7,228	6,758,222

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.541% (SOFR 6 Month + 4.50%), 12/11/2028(n)		889	887,639

Insurance – 0.2%
Asurion, LLC 9.332% (SOFR 1 Month + 4.25%), 08/19/2028(n)		6,230	5,781,440

			6,669,079

Total Bank Loans (cost $194,423,222)			178,216,954

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
Risk Share Floating Rate – 4.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class B 14.22% (LIBOR 1 Month + 9.20%), 10/25/2027(l)	U.S.$	896	$941,194
Series 2015-DNA2, Class B 12.57% (LIBOR 1 Month + 7.55%), 12/25/2027(l)		14,724	14,943,916
Series 2015-DNA3, Class B 14.37% (LIBOR 1 Month + 9.35%), 04/25/2028(l)		7,458	7,792,983
Series 2015-HQ2, Class B 12.97% (LIBOR 1 Month + 7.95%), 05/25/2025(l)		283	287,206
Series 2015-HQA1, Class B 13.82% (LIBOR 1 Month + 8.80%), 03/25/2028(l)		12,403	12,588,068
Series 2015-HQA2, Class B 15.52% (LIBOR 1 Month + 10.50%), 05/25/2028(l)		6,957	7,528,674
Series 2016-DNA2, Class B 15.52% (LIBOR 1 Month + 10.50%), 10/25/2028(l)		5,011	5,360,996
Series 2016-DNA3, Class B 16.27% (LIBOR 1 Month + 11.25%), 12/25/2028(l)		4,437	4,879,638
Series 2016-DNA4, Class B 13.62% (LIBOR 1 Month + 8.60%), 03/25/2029(l)		1,815	1,869,670
Series 2016-HQA1, Class B 17.77% (LIBOR 1 Month + 12.75%), 09/25/2028(l)		2,979	3,358,383
Series 2016-HQA2, Class B 16.52% (LIBOR 1 Month + 11.50%), 11/25/2028(l)		3,909	4,299,653
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1B 16.77% (LIBOR 1 Month + 11.75%), 08/25/2028(l)		4,006	4,457,395
Series 2016-C02, Class 1B 17.27% (LIBOR 1 Month + 12.25%), 09/25/2028(l)		2,875	3,219,408
Series 2016-C03, Class 1B 16.77% (LIBOR 1 Month + 11.75%), 10/25/2028(l)		7,088	7,866,992

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 2B 17.77% (LIBOR 1 Month + 12.75%), 10/25/2028(l)	U.S.$	3,932	$4,425,772
Series 2016-C04, Class 1B 15.27% (LIBOR 1 Month + 10.25%), 01/25/2029(l)		13,218	14,109,213
Series 2016-C05, Class 2B 15.77% (LIBOR 1 Month + 10.75%), 01/25/2029(l)		11,979	12,853,556
Series 2016-C06, Class 1B 14.27% (LIBOR 1 Month + 9.25%), 04/25/2029(l)		8,453	8,831,735
Series 2016-C07, Class 2B 14.52% (LIBOR 1 Month + 9.50%), 05/25/2029(l)		10,245	10,551,896
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.52% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(l)		2,150	2,099,417
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(l)		1,442	1,343,328
Series 2015-WF1, Class 2M2 10.52% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(l)		710	675,480

			134,284,573

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,976	1,115,735
Series 2006-24CB, Class A16 5.75%, 08/25/2036		378	213,321
Series 2006-26CB, Class A6 6.25%, 09/25/2036		193	106,197
Series 2006-26CB, Class A8 6.25%, 09/25/2036		730	401,308
Series 2006-42, Class 1A6 6.00%, 01/25/2047		849	509,316
Series 2006-HY12, Class A5 3.551%, 08/25/2036		2,071	1,913,511
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		697	505,805
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		644	384,316

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-15CB, Class A19 5.75%, 07/25/2037	U.S.$	362	$226,808
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		357	276,317
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.69%, 05/25/2047		324	285,524
Series 2007-4, Class 22A1 3.696%, 06/25/2047		1,335	1,191,501
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		474	181,873
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.625%, 09/25/2047		360	311,202
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.011%, 03/25/2037		209	178,241
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		568	518,747
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 4.426%, 06/25/2036		276	216,898
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.629%, 09/25/2035		1,228	816,040
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		764	673,588
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		495	247,659
Series 2007-A1, Class A8 6.00%, 03/25/2037		856	283,414
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		218	128,380
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.292%, 10/25/2036		1,572	448,749
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.35%, 12/28/2037		1,231	1,070,181

			12,204,631

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 5.62% (LIBOR 1 Month + 0.60%), 04/25/2037(l)	U.S.$	2,065	$729,828
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 5.62% (LIBOR 1 Month + 0.60%), 08/25/2037(l)		305	123,820
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.27% (LIBOR 1 Month + 0.25%), 04/25/2037(l)		905	234,531
Lehman Mortgage Trust Series 2007-1, Class 3A1 5.27% (LIBOR 1 Month + 0.25%), 02/25/2037(l)		2,852	355,685
Series 2007-1, Class 3A2 2.23% (7.25% – LIBOR 1 Month), 02/25/2037(l)(p)		2,852	260,297
Lehman XS Trust Series 2007-16N, Class 2A2 6.72% (LIBOR 1 Month + 1.70%), 09/25/2047(l)		366	309,534
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 5.34% (LIBOR 1 Month + 0.32%), 02/25/2037(l)		396	295,519
Series 2007-2, Class 1A3 5.68% (LIBOR 1 Month + 0.66%), 05/25/2037(l)		224	203,850

			2,513,064

Total Collateralized Mortgage Obligations (cost $148,943,176)			149,002,268

COLLATERALIZED LOAN OBLIGATIONS – 3.3%
CLO - Floating Rate – 3.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.26% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		11,494	10,870,660
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 11.48% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(l)		2,000	1,821,786

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bristol Park CLO Ltd. Series 2016-1A, Class DR 8.21% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(l)	U.S.$	5,000	$4,619,060
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 11.562% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(l)		2,424	2,020,624
Dryden 57 CLO Ltd. Series 2018-57A, Class E 10.064% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(l)		1,741	1,402,228
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.21% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(l)		2,270	2,145,463
Series 2020-78A, Class D 8.26% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(l)		11,286	10,496,243
Dryden 98 CLO Ltd. Series 2022-98A, Class E 11.449% (SOFR + 6.40%), 04/20/2035(a)(l)		4,009	3,580,079
Elevation CLO Ltd. Series 2020-11A, Class C 7.46% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(l)		3,505	3,324,446
Series 2020-11A, Class D1 9.11% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(l)		5,438	4,980,458
Elmwood CLO IX Ltd. Series 2021-2A, Class E 11.20% (LIBOR 3 Month + 5.95%), 07/20/2034(a)(l)		800	747,069
Elmwood CLO VII Ltd. Series 2020-4A, Class E 12.36% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(l)		2,122	2,049,347
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 11.25% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(l)		1,786	1,678,840
Elmwood CLO XII Ltd. Series 2021-5A, Class E 11.60% (LIBOR 3 Month + 6.35%), 01/20/2035(a)(l)		3,650	3,472,095

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flatiron CLO 21 Ltd. Series 2021-1A, Class E 11.265% (LIBOR 3 Month + 6.00%), 07/19/2034(a)(l)	U.S.$	350	$316,358
LCM 28 Ltd. Series 28A, Class D 8.20% (LIBOR 3 Month + 2.95%), 10/20/2030(a)(l)		500	408,057
Madison Park Funding LI Ltd. Series 2021-51A, Class E 11.535% (LIBOR 3 Month + 6.27%), 07/19/2034(a)(l)		1,600	1,496,098
OCP CLO Ltd. Series 2021-21A, Class E 11.53% (LIBOR 3 Month + 6.28%), 07/20/2034(a)(l)		2,250	1,988,725
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 7.223% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(l)		8,719	8,232,489
Series 2016-1A, Class DR 8.373% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(l)		7,987	7,301,681
OZLM XXII Ltd. Series 2018-22A, Class D 10.56% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(l)		968	732,028
Palmer Square CLO Ltd. Series 2021-1A, Class D 11.25% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(l)		6,063	5,647,501
Rad CLO 4 Ltd. Series 2019-4A, Class E 12.005% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(l)		3,086	2,893,821
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.26% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		2,940	2,802,211
Rad CLO 10 Ltd. Series 2021-10A, Class E 11.123% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(l)		3,793	3,490,268
Rad CLO 11 Ltd. Series 2021-11A, Class E 11.51% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(l)		1,545	1,429,870

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XIX Funding Ltd. Series 2022-1A, Class E 11.929% (SOFR + 6.88%), 04/20/2035(a)(l)	U.S.$	1,451	$1,326,346
Rockford Tower CLO Ltd. Series 2019-1A, Class ER 11.57% (LIBOR 3 Month + 6.32%), 04/20/2034(a)(l)		2,000	1,642,014
Series 2021-2A, Class E 11.65% (LIBOR 3 Month + 6.40%), 07/20/2034(a)(l)		1,100	960,959
Series 2021-3A, Class E 11.97% (LIBOR 3 Month + 6.72%), 10/20/2034(a)(l)		4,738	3,795,182
Sixth Street CLO XX Ltd. Series 2021-20A, Class E 11.40% (LIBOR 3 Month + 6.15%), 10/20/2034(a)(l)		3,021	2,838,978
Trimaran Cavu Ltd. Series 2019-1A, Class E 12.29% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(l)		2,469	2,126,489

Total Collateralized Loan Obligations (cost $111,296,848)			102,637,473

EMERGING MARKETS - SOVEREIGNS – 2.9%
Angola – 0.4%
Angolan Government International Bond 8.00%, 11/26/2029(a)		6,204	5,218,340
9.125%, 11/26/2049(a)		286	213,392
9.50%, 11/12/2025(a)		5,861	5,783,341

			11,215,073

Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030(h)		3,546	861,655
1.00%, 07/09/2029		2,895	686,392
1.50%, 07/09/2035(h)		2,555	568,164
3.50%, 07/09/2041(h)		991	247,664
3.875%, 01/09/2038(h)		4,145	1,144,529

			3,508,404

Bahrain – 0.3%
Bahrain Government International Bond
5.45%, 09/16/2032(a)		468	417,632

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 09/20/2029(a)	U.S.$	1,973	$1,961,655
7.00%, 10/12/2028(a)		1,673	1,709,911
7.375%, 05/14/2030(a)		571	586,988
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		3,791	3,811,850

			8,488,036

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 04/20/2027(a)		12,151	12,711,465

Ecuador – 0.1%
Ecuador Government International Bond 1.50%, 07/31/2040(a)(h)		6,518	2,119,438
2.50%, 07/31/2035(a)(h)		4,144	1,513,391
5.50%, 07/31/2030(a)(h)		514	269,870

			3,902,699

Egypt – 0.1%
Egypt Government International Bond 8.70%, 03/01/2049(a)		612	323,710
8.875%, 05/29/2050(a)		4,471	2,366,276

			2,689,986

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(a)		3,407	2,122,561
7.125%, 01/20/2050(a)		2,430	1,178,246
7.625%, 09/21/2034(a)		631	316,013
7.625%, 02/01/2041(a)		1,445	711,663
9.50%, 07/15/2052(a)		1,470	802,987

			5,131,470

Gabon – 0.1%
Gabon Government International Bond 6.625%, 02/06/2031(a)		4,626	3,412,542

Ivory Coast – 0.3%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	7,815	6,503,183
6.375%, 03/03/2028(a)	U.S.$	3,087	2,939,017
6.625%, 03/22/2048(a)	EUR	732	541,575

			9,983,775

Nigeria – 0.4%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	7,667	5,818,774
7.143%, 02/23/2030(a)		5,188	3,874,139
7.625%, 11/28/2047(a)		1,784	1,108,087

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.696%, 02/23/2038(a)	U.S.$	671	$440,889
7.875%, 02/16/2032(a)		1,321	974,898

			12,216,787

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(a)		415	410,279
6.25%, 01/25/2031(a)		1,630	1,687,865

			2,098,144

Senegal – 0.2%
Senegal Government International Bond 6.25%, 05/23/2033(a)		5,674	4,453,381
6.75%, 03/13/2048(a)		3,641	2,427,637

			6,881,018

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2035(a)(h)		3,980	645,009
7.375%, 09/25/2034(a)(h)		3,486	560,592
7.75%, 09/01/2025(a)(h)		5,795	1,102,137

			2,307,738

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 04/21/2025(a)(b)(j)		6,636	663,600
9.00%, 05/07/2023(a)(b)(j)		538	53,800
9.25%, 09/15/2027(b)(j)		34,020	3,402,000
9.25%, 05/07/2028(a)(b)(j)		1,500	150,000

			4,269,400

Total Emerging Markets - Sovereigns (cost $143,348,157)			88,816,537

GOVERNMENTS - TREASURIES – 2.0%
United States – 2.0%
U.S. Treasury Bonds 6.125%, 11/15/2027(q)		9,763	10,780,378
U.S. Treasury Notes 2.375%, 05/15/2029(k)(q)		15,542	14,551,385
3.125%, 11/15/2028(q)(r)		12,054	11,782,589
4.00%, 02/29/2028(q)		22,478	22,931,275

Total Governments - Treasuries (cost $61,844,285)			60,045,627

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 1.2%
Consumer Staples – 0.4%
Household Products – 0.4%
Southeastern Grocers, Inc.(b)(c)(e)	508,189	$11,624,824

Consumer Discretionary – 0.3%
Broadline Retail – 0.3%
ATD New Holdings, Inc.(b)(e)	161,762	8,735,148
K201640219 South Africa Ltd. A Shares(b)(c)(e)	64,873,855	65
K201640219 South Africa Ltd. B Shares(b)(c)(e)	10,275,684	10

		8,735,223

Diversified Consumer Services – 0.0%
AG Tracker(b)(c)(e)	341,874	– 0	–
Monitronics International, Inc.(b)	129,032	6,452

		6,452

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(b)	4,628	209,602

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(e)	14	– 0	–

		8,951,277

Energy – 0.2%
Energy Equipment & Services – 0.1%
BIS Industries Holdings Ltd.(b)(c)(e)	5,004,988	5
CHC Group LLC(b)	104,383	157
Diamond Offshore Drilling, Inc.(b)	148,609	1,707,517

		1,707,679

Oil, Gas & Consumable Fuels – 0.1%
Battalion Oil Corp.(b)	135	950
Berry Corp.	211,000	1,612,040
Civitas Resources, Inc.	24,592	1,698,078
Denbury, Inc.(b)	33,050	3,086,209
Golden Energy Offshore Services AS^(b)	3,360,247	373,324
SandRidge Energy, Inc.(b)	1,446	20,490

		6,791,091

		8,498,770

Financials – 0.1%
Financial Services – 0.0%
Paysafe Ltd.(b)	46,898	673,455

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Insurance – 0.1%
Mt Logan Re Ltd. (Special Investment)(b)(c)(e)		2,575	$2,300,859

			2,974,314

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)(e)		87,751	2,177,366
Intelsat Jackson Holdings SA(b)(c)(e)		18,378	– 0	–

			2,177,366

Media – 0.0%
iHeartMedia, Inc. – Class A(b)		164,799	571,852

			2,749,218

Industrials – 0.1%
Electrical Equipment – 0.1%
Exide Corp.(b)(c)(e)		4,045	1,618,000

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(b)		22,361	130,588

Information Technology – 0.0%
IT Services – 0.0%
GOLO Mobile, Inc.(b)(c)(e)		168,790	– 0	–

Total Common Stocks (cost $87,854,565)			36,546,991

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.2%
KazMunayGas National Co. JSC 5.375%, 04/24/2030(a)	U.S.$	5,100	4,674,099

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		2,363	2,127,143
Petroleos Mexicanos 5.95%, 01/28/2031		3,818	2,823,029
6.49%, 01/23/2027		1,276	1,142,020
6.50%, 01/23/2029		1,268	1,067,688
6.70%, 02/16/2032		3,899	2,994,919
6.75%, 09/21/2047		6,363	3,916,426
7.69%, 01/23/2050		2,298	1,531,043

			15,602,268

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)	U.S.$	394	$315,274
5.125%, 08/11/2061(a)		223	171,334

			486,608

South Africa – 0.2%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,951	1,898,933
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		4,870	4,819,169

			6,718,102

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		202	197,367

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(b)(j)		5,000	142,500

Total Quasi-Sovereigns (cost $32,416,574)			27,820,944

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.5%
United States – 0.5%
State of California Series 2010 7.60%, 11/01/2040		1,200	1,590,495
7.625%, 03/01/2040		1,250	1,629,674
State of Illinois (State of Illinois) Series 2010 7.35%, 07/01/2035		3,826	4,222,351
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)		7,240	6,596,527

Total Local Governments - US Municipal Bonds (cost $13,556,509)			14,039,047

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.3%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)	U.S.$	1,000	$199,035
Series 2014-CR15, Class XA 0.756%, 02/10/2047(s)		6,025	17,095
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.298%, 08/10/2044(a)		7,937	5,204,959
Series 2013-GC13, Class D 4.207%, 07/10/2046(a)		1,500	599,979
Series 2014-GC18, Class D 5.223%, 01/10/2047(a)		908	296,297
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.991%, 06/15/2044(a)		2,576	2,208,197
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	1,109,510

			9,635,072

Non-Agency Floating Rate CMBS – 0.1%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 9.948% (LIBOR 1 Month + 5.00%), 05/15/2036(a)(l)		1,702	1,441,733

Total Commercial Mortgage-Backed Securities (cost $17,315,827)			11,076,805

		Shares
PREFERRED STOCKS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
WESCO International, Inc. Series A 10.625%(b)		211,900	5,763,680

Industrial – 0.1%
Energy – 0.1%
Gulfport Energy Corp. 10.00%(b)(e)		789	4,734,000

Total Preferred Stocks (cost $6,361,031)			10,497,680

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(t)	COP	14,562,910	$1,891,343
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	1,525,070
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		36,247,335	6,905,357

Total Inflation-Linked Securities (cost $18,037,584)			10,321,770

ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 3.74%, 06/15/2043(g)	U.S.$	18	16,650
Series 2019-24, Class PT 10.824%, 08/15/2044(g)		187	180,622
Series 2019-36, Class PT 12.926%, 10/17/2044(g)		355	345,475
Series 2019-43, Class PT (62.813)%, 11/15/2044(g)		1	1,292
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 7.704%, 06/15/2043(g)		23	22,554
Series 2018-4, Class PT (2.219)%, 05/15/2043(g)		6	5,623
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 0.00%, 03/16/2043(g)		3	2,838
Pagaya AI Debt Trust Series 2022-6, Class A 11.00%, 05/15/2030(a)		2,326	2,337,309

			2,912,363

Autos - Fixed Rate – 0.0%
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	763,503

Total Asset-Backed Securities (cost $3,705,740)			3,675,866

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(e) (cost $0)		45,881		$53,910

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(e)(m) (cost $1,373,314)	EUR	1,001		– 0	–

SHORT-TERM INVESTMENTS – 1.1%
Time Deposits – 0.6%
BBH, Grand Cayman 3.31%, 05/01/2023	CAD	76		56,162
5.91%, 05/02/2023	ZAR	0	**	13
Citibank, London 1.92%, 05/02/2023	EUR	6,368		7,016,653
Citibank, New York 4.18%, 05/01/2023	U.S.$	12,039		12,038,530
SEB, Stockholm 3.14%, 05/02/2023	GBP	2		2,564

Total Time Deposits (cost $19,113,922)				19,113,922

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(u)(v)(w) (cost $14,745,323)		14,745,323		14,745,323

Total Short-Term Investments (cost $33,859,245)				33,859,245

Total Investments – 99.8% (cost $3,545,086,067)				3,060,832,098
Other assets less liabilities – 0.2%				7,348,853

Net Assets – 100.0%				$3,068,180,951

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	63	June 2023	$8,294,344	$338,445
U.S. T-Note 5 Yr (CBT) Futures	2,587	June 2023	283,903,040	6,211,892
U.S. T-Note 10 Yr (CBT) Futures	149	June 2023	17,165,266	519,906
U.S. Ultra Bond (CBT) Futures	157	June 2023	22,200,781	773,961

				$7,844,204

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	5,348	EUR	5,051	05/11/2023	$221,313
Bank of America, NA	EUR	158,771	USD	168,991	05/11/2023	(6,057,398)
BNP Paribas SA	USD	10,416	EUR	9,767	05/11/2023	351,910
Citibank, NA	EUR	5,700	USD	6,099	05/11/2023	(185,068)
Citibank, NA	USD	14,795	EUR	13,780	05/11/2023	398,420
HSBC Bank USA	EUR	2,965	USD	3,209	05/11/2023	(60,180)
JPMorgan Chase Bank, NA	EUR	3,119	USD	3,424	05/11/2023	(15,593)
JPMorgan Chase Bank, NA	USD	12,049	EUR	11,305	05/11/2023	415,449
Morgan Stanley Capital Services LLC	USD	11,700	EUR	10,857	05/11/2023	270,182
Morgan Stanley Capital Services LLC	COP	65,115,083	USD	13,473	05/17/2023	(333,977)
Morgan Stanley Capital Services LLC	GBP	12,051	USD	14,764	05/24/2023	(389,560)
UBS AG	USD	6,617	EUR	6,117	05/11/2023	126,591

						$(5,257,911)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD 92,796	$1,828,265	$695,180	$1,133,085
iTraxx Europe Crossover Series 39, 5 Year Index, 06/20/2028*	5.00	Quarterly	4.34	EUR 14,870	526,967	(71,242)	598,209

					$2,355,232	$623,938	$1,731,294

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2,146	$(443,106)	$(734,832)	$291,726
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,125	(438,675)	(252,501)	(186,174)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,503	(723,093)	(407,944)	(315,149)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,005	(1,033,023)	(580,603)	(452,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,988	(1,855,095)	(1,051,987)	(803,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22,890	(4,724,552)	(2,507,300)	(2,217,252)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	141	(29,174)	(16,285)	(12,889)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,326	(892,940)	(495,211)	(397,729)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,371	(283,111)	(148,246)	(134,865)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.93	USD	1,300	40,908	10,724	30,184
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.93	USD	1,440	45,314	18,590	26,724
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	321	(66,262)	(80,461)	14,199
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	642	(132,631)	(138,581)	5,950
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	642	(132,631)	(138,581)	5,950
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	321	(66,315)	(67,068)	753
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	820	(169,257)	(97,029)	(72,228)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15,315	(3,160,961)	(2,041,715)	(1,119,246)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,628	(748,841)	(427,103)	(321,738)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,605	(331,577)	(409,730)	78,153
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,605	(331,309)	(379,955)	48,646

						$(15,476,331)	$(9,945,818)	$(5,530,513)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR 26,513	09/20/2023	$256,205

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at April 30, 2023
Barclays Capital, Inc.	USD	10,008	(2.00)%*	05/01/2023	$10,006,092
Barclays Capital, Inc.†	USD	1,972	1.00%	—	1,972,919
Barclays Capital, Inc.†	USD	2,382	4.00%	—	2,383,198
Barclays Capital, Inc.†	USD	1,721	2.00%*	—	1,720,805
Barclays Capital, Inc.†	USD	272	2.50%	—	270,980
HSBC Securities (USA), Inc.	USD	11,693	4.94%	05/01/2023	11,824,534
HSBC Securities (USA), Inc.†	USD	4,349	4.94%	—	4,349,025
JPMorgan Securities PLC	EUR	716	1.00%	—	789,533
RBC Capital Markets†	USD	1,478	0.50%	—	1,478,689

					$34,795,775

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2023.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$8,345,144	$10,006,092		$	– 0	–	$	– 0	–	$18,351,236
Emerging Markets – Corporate Bonds	270,980	– 0	–		– 0	–		– 0	–	270,980
Governments – Treasuries	4,349,025	11,824,534			– 0	–		– 0	–	16,173,559

Total	$12,965,149	$21,830,626		$	– 0	–	$	– 0	–	$34,795,775

^	Deemed an affiliated company as defined by the Investment Company Act of 1940 since the Fund owns 5% or more of the outstanding voting securities.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

registration. At April 30, 2023, the aggregate market value of these securities amounted to $2,041,486,155 or 66.5% of net assets.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Defaulted matured security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2023.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.42% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
BBFI Liquidating Trust Zero Coupon, 12/30/2099	02/04/2013 – 11/12/2019	$1,857,055		$964,034		0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 3.74%, 06/15/2043	04/25/2018 – 06/01/2020	17,754		16,650		0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 10.824%, 08/15/2044	06/27/2019	182,193		180,622		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.926%, 10/17/2044	09/04/2019	354,114		345,475		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT (62.813)%, 11/15/2044	10/09/2019	1,448		1,292		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT (2.219)%, 05/15/2043	03/27/2018 – 05/11/2018	5,856		5,623		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 7.704%, 06/15/2043	06/26/2018	23,497		22,554		0.00%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 0.00%, 03/16/2043	03/07/2018	3,048		2,838		0.00%
Digicel Group Holdings Ltd. 7.00%, 05/15/2023	11/28/2016 – 04/01/2021	767,097		78,775		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	$10,766,088		$6,905,357		0.23%
Intelsat Jackson Holdings SA 9.75%, 07/15/2025	06/21/2017 – 11/20/2017	– 0	–	– 0	–	0.00%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.52%, 10/25/2025	09/18/2015	2,149,969		2,099,417		0.07%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2018	12,955,187		– 0	–	0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 – 10/31/2020	4,733,143		244		0.00%
VTR Finance NV 6.375%, 07/15/2028	06/24/2020	632,000		199,199		0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 – 02/27/2014	8,550,341		1,367		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550		250		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 – 02/05/2014	11,383,331		1,361		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27%, 11/25/2025	09/06/2016	1,442,467		1,343,328		0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.52%, 11/25/2025	09/28/2015 – 02/26/2018	709,657		675,480		0.02%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(i)	Convertible security.

(j)	Defaulted.

(k)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR/PRIME or the LIBOR/SOFR/PRIME floor rate plus spread April 30, 2023.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)	Inverse interest only security.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	IO – Interest Only.

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PORTFOLIO OF INVESTMENTS (continued)

(t)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044	12/14/2017	$4,831,107	$1,891,343	0.06%

(u)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	The rate shown represents the 7-day yield as of period end.

(w)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,525,087,681)	$3,045,713,451
Affiliated issuers (cost $19,998,386)	15,118,647
Cash	39,702
Cash collateral due from broker	19,931,811
Foreign currencies, at value (cost $4,055,522)	1,389,029
Unaffiliated interest receivable	48,820,001
Receivable for unsettled reverse repurchase agreements	20,357,897
Receivable for capital stock sold	7,287,068
Receivable for investment securities sold	6,510,468
Unrealized appreciation on forward currency exchange contracts	1,783,865
Receivable for variation margin on futures	1,135,054
Receivable for variation margin on centrally cleared swaps	317,149
Unrealized appreciation on total return swaps	256,205
Market value of credit default swaps (net premiums paid $29,314)	86,222
Affiliated dividends receivable	68,457

Total assets	3,168,815,026

Liabilities
Payable for reverse repurchase agreements	34,795,775
Payable for unsettled reverse repurchase agreements	16,085,541
Market value of credit default swaps (net premiums received $9,975,132)	15,562,553
Payable for investment securities purchased	10,616,052
Payable for capital stock redeemed	8,773,556
Unrealized depreciation on forward currency exchange contracts	7,041,776
Payable for capital gains taxes	3,215,068
Dividends payable	2,075,350
Advisory fee payable	1,149,484
Distribution fee payable	313,134
Transfer Agent fee payable	179,040
Administrative fee payable	19,945
Directors’ fee payable	324
Accrued expenses	806,477

Total liabilities	100,634,075

Net Assets	$3,068,180,951

Composition of Net Assets
Capital stock, at par	$463,283
Additional paid-in capital	4,242,120,893
Accumulated loss	(1,174,403,225)

$3,068,180,951

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$845,948,752	127,960,345	$6.61	*

C	$185,513,702	27,730,577	$6.69

Advisor	$1,831,461,983	276,614,465	$6.62

R	$19,264,231	2,912,302	$6.61

K	$5,401,934	816,395	$6.62

I	$68,683,359	10,362,793	$6.63

Z	$111,906,990	16,886,361	$6.63

*	The maximum offering price per share for Class A shares was $6.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$120,955,298
Dividends
Unaffiliated issuers	1,178,360
Affiliated issuers	347,861	$122,481,519

Expenses
Advisory fee (see Note B)	7,548,377
Distribution fee—Class A	1,063,242
Distribution fee—Class C	963,357
Distribution fee—Class R	49,317
Distribution fee—Class K	6,879
Transfer agency—Class A	344,435
Transfer agency—Class C	78,250
Transfer agency—Advisor Class	732,428
Transfer agency—Class R	25,645
Transfer agency—Class K	5,503
Transfer agency—Class I	35,357
Transfer agency—Class Z	14,650
Audit and tax	100,391
Printing	97,331
Registration fees	94,492
Custody and accounting	75,081
Administrative	44,253
Legal	30,744
Directors’ fees	29,528
Miscellaneous	40,433

Total expenses before interest expense	11,379,693
Interest expense	858,493

Total expenses	12,238,186
Less: expenses waived and reimbursed by the Adviser (see Note B)	(8,409)

Net expenses		12,229,777

Net investment income		110,251,742

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized Gain (Loss) on:
Investment transactions(a)	$(106,452,783)
Forward currency exchange contracts	(12,884,824)
Futures	(16,108,182)
Swaps	7,366,396
Foreign currency transactions	(7,240,216)
Net change in unrealized appreciation (depreciation) on:
Affiliated Issuers	(190,695)
Investments(b)	205,601,086
Forward currency exchange contracts	(4,328,739)
Futures	25,587,790
Swaps	2,055,798
Foreign currency denominated assets and liabilities	(192,915)

Net gain on investment and foreign currency transactions	93,212,716

Net Increase in Net Assets from Operations	$203,464,458

(a)	Net of foreign realized capital gains taxes of $352,787.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $52,700.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$110,251,742	$214,076,955
Net realized loss on investment and foreign currency transactions	(135,319,609)	(124,326,929)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	228,532,325	(642,519,916)
Contributions from Affiliates (see Note B)	– 0	–	1,542

Net increase (decrease) in net assets from operations	203,464,458	(552,768,348)
Distributions to Shareholders
Class A	(34,090,105)	(63,807,361)
Class C	(6,909,082)	(14,384,272)
Advisor Class	(74,566,908)	(142,205,592)
Class R	(748,210)	(1,457,716)
Class K	(217,689)	(1,023,882)
Class I	(2,819,319)	(5,310,765)
Class Z	(5,532,247)	(13,300,188)
Capital Stock Transactions
Net decrease	(67,373,183)	(637,925,886)

Total increase (decrease)	11,207,715	(1,432,184,010)
Net Assets
Beginning of period	3,056,973,236	4,489,157,246

End of period	$3,068,180,951	$3,056,973,236

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$1,714,752,616		$903,863	#	$1,715,656,479
Corporates – Investment Grade		– 0	–	422,238,325		– 0	–	422,238,325
Emerging Markets – Corporate Bonds		– 0	–	195,359,165		967,012	#	196,326,177
Bank Loans		– 0	–	151,598,166		26,618,788		178,216,954
Collateralized Mortgage Obligations		– 0	–	149,002,268		– 0	–	149,002,268
Collateralized Loan Obligations		– 0	–	102,637,473		– 0	–	102,637,473
Emerging Markets – Sovereigns		– 0	–	88,816,537		– 0	–	88,816,537
Governments – Treasuries		– 0	–	60,045,627		– 0	–	60,045,627
Common Stocks		10,090,714		– 0	–	26,456,277	#	36,546,991
Quasi-Sovereigns		– 0	–	27,820,944		– 0	–	27,820,944
Local Governments – US Municipal Bonds		– 0	–	14,039,047		– 0	–	14,039,047
Commercial Mortgage-Backed Securities		– 0	–	11,076,805		– 0	–	11,076,805
Preferred Stocks		5,763,680		– 0	–	4,734,000		10,497,680
Inflation-Linked Securities		– 0	–	10,321,770		– 0	–	10,321,770
Asset-Backed Securities		– 0	–	3,675,866		– 0	–	3,675,866
Rights		– 0	–	– 0	–	53,910		53,910
Governments – Sovereign Bonds		– 0	–	– 0	–	0	#	– 0	–
Short-Term Investments:
Time Deposits		– 0	–	19,113,922		– 0	–	19,113,922
Investment Companies		14,745,323		– 0	–	– 0	–	14,745,323

Total Investments in Securities		30,599,717		2,970,498,531		59,733,850		3,060,832,098
Other Financial Instruments*:
Assets
Futures		7,844,204		– 0	–	– 0	–	7,844,204	†
Forward Currency Exchange Contracts		– 0	–	1,783,865		– 0	–	1,783,865
Centrally Cleared Credit Default Swaps		– 0	–	2,355,232		– 0	–	2,355,232	†
Credit Default Swaps		– 0	–	86,222		– 0	–	86,222
Total Return Swaps		– 0	–	256,205		– 0	–	256,205

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Liabilities
Forward Currency Exchange Contracts	$	– 0	–	$(7,041,776)		$	– 0	–	$(7,041,776)
Credit Default Swaps		– 0	–	(15,562,553)			– 0	–	(15,562,553)
Reverse Repurchase Agreements		(34,795,775)		– 0	–		– 0	–	(34,795,775)

Total		$3,648,146		$2,952,375,726			$59,733,850		$3,015,757,722

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#			Emerging Markets - Corporate Bonds#		Bank Loans		Common Stocks#
Balance as of 10/31/22		$903,863		$1,307,709		$26,419,137		$12,067,358
Accrued discounts/ (premiums)		– 0	–	1,892		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–	(317,666)		88,519
Change in unrealized appreciation (depreciation)		– 0	–	(342,589)		2,242,512		629,343
Purchases		– 0	–	– 0	–	4,236,350		– 0	–
Sales		– 0	–	– 0	–	(15,629,443)		(88,702)
Transfers into Level 3		– 0	–	– 0	–	21,283,831		13,759,759
Transfers out of Level 3		– 0	–	– 0	–	(11,615,933)		– 0	–

Balance as of 04/30/23		$903,863		$967,012		$26,618,788		$26,456,277

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/23*	$	– 0	–	$(342,589)		$1,179,093		$629,343

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NOTES TO FINANCIAL STATEMENTS (continued)

	Preferred Stocks			Asset- Backed Securities			Rights		Governments - Sovereign Bonds#
Balance as of 10/31/22		$4,734,000			$158,281		$51,616		$	– 0	–
Accrued discounts/ (premiums)		– 0	–		2,967		– 0	–		– 0	–
Realized gain (loss)		– 0	–		34,420		– 0	–		– 0	–
Change in unrealized appreciation (depreciation)		– 0	–		(32,346)		2,294			– 0	–
Sales/Paydowns		– 0	–		(163,322)		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 04/30/23		$4,734,000		$	– 0	–	$53,910		$	– 0	–

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/23*	$	– 0	–	$	– 0	–	$2,294		$	– 0	–

	Warrants			Total
Balance as of 10/31/22		$4,585,073			$50,227,037
Accrued discounts/ (premiums)		– 0	–		4,859
Realized gain (loss)		(772,300)			(967,027)
Change in unrealized appreciation (depreciation)		(3,812,773)			(1,313,559)
Purchases		– 0	–		4,236,350
Sales/Paydowns		– 0	–		(15,881,467)
Transfers into Level 3		– 0	–		35,043,590
Transfers out of Level 3		– 0	–		(11,615,933)

Balance as of 04/30/23	$	– 0	–		$59,733,850

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/23*	$	– 0	–		$1,468,141

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

*

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2023. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/23			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$903,863		Recovery	Discount Rate	20%
	$	– 0	–	Qualitative Assessment	Expected Sale Price	$0.00

		$903,863

Emerging Markets – Corporate Bonds		$964,034		Recovery	Expected Sale Price	$44.55

		$964,034

Common Stocks		$2,300,859		NAV Calculation	Catastrophe Claims	$899.71
		$1,618,000		Guideline Public Company and Optional Value	Volatility	30%
		$5		Qualitative Assessment	Expected Sale Price	$0.00
	$	– 0	–	Qualitative Assessment	Expected Sale Price	$0.00

		$3,918,864

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment	Expected Sale Price	$0.00

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate, Expected Sale Price, Trade Price, Catastrophe Claims and Volatility in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $44,253.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $363,947 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,926 from the sale of Class A shares and received $455 and $2,887 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $8,409.

A summary of the Fund’s transactions in affiliated issuers for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (000)			Change in Unrealized Appr. (Depr.) (000)			Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,097	$512,679		$508,031		$	– 0	–	$	– 0	–	$14,745	$348
Golden Energy Offshore Services AS	564	– 0	–	– 0	–		– 0	–		(191)		373	– 0	–

Total						$	– 0	–		$(191)		$15,118	$348

During the year ended October 31, 2022, the Adviser reimbursed the Fund $1,542 for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily

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net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,996,487, $1,346,538 and $1,438,771 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$532,587,721	$665,864,056
U.S. government securities	53,875,780	75,547,117

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$64,392,778
Gross unrealized depreciation	(549,603,468)

Net unrealized depreciation	$(485,210,690)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and

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sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net

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amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$7,844,204	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,783,865		Unrealized depreciation on forward currency exchange contracts	$7,041,776

Credit contracts	Market value of credit default swaps	86,222		Market value of credit default swaps	15,562,553

Credit contracts	Receivable for variation margin on centrally cleared swaps	1,731,294	*

Credit contracts	Unrealized appreciation on total return swaps	256,205

Total		$11,701,790			$22,604,329

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(16,108,182)	$25,587,790

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(12,884,824)	(4,328,739)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	7,366,396	2,055,798

Total		$(21,626,610)	$23,314,849

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$106,099,749

Credit Default Swaps:
Average notional amount of sale contracts	$96,740,086

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$25,213,831
Average principal amount of sale contracts	$202,090,347

Futures:
Average notional amount of buy contracts	$320,708,297

Total Return Swaps:
Average notional amount	$27,811,487

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia & New Zealand
Bank Group Ltd	$221,313	$	– 0	–	$	– 0	–	$	– 0	–	$221,313
BNP Paribas SA.	351,910		– 0	–		– 0	–		– 0	–	351,910
Citibank, NA./Citigroup Global Markets, Inc	398,420		(398,420)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	342,427		(342,427)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC.	415,449		(415,449)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	270,182		(270,182)			– 0	–		– 0	–	– 0	–
UBS AG	126,591		– 0	–		– 0	–		– 0	–	126,591

Total	$2,126,292		$(1,426,478)		$	– 0	–	$	– 0	–	$699,814	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$6,057,398	$	– 0	–	$	– 0	–	$	– 0	–	$6,057,398
Citibank, NA./Citigroup Global Markets, Inc	9,402,612		(398,420)			(9,004,192)			– 0	–	– 0	–
Credit Suisse International	922,114		– 0	–		– 0	–		(922,114)		– 0	–
Deutsche Bank AG	283,111		– 0	–		(283,111)			– 0	–	– 0	–
Goldman Sachs International	3,728,057		(342,427)			(2,579,095)			(685,609)		120,926
HSBC Bank USA	60,180		– 0	–		– 0	–		– 0	–	60,180
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC.	764,434		(415,449)			(180,000)			(168,985)		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	1,386,423		(270,182)			– 0	–		(1,116,241)		– 0	–

Total	$22,604,329		$(1,426,478)			$(12,046,398)			$(2,892,949)		$6,238,504	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2023, the average amount of reverse repurchase agreements outstanding was $49,172,717 and the daily weighted average interest rate was 1.77%. At April 30, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $34,795,775 as reported in the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$16,353,994	$(15,962,827)	$391,167
HSBC Securities (USA), Inc.	16,173,559	(16,173,559)	– 0	–
JPMorgan Securities PLC	789,533	(789,533)	– 0	–
RBC Capital Markets	1,478,689	(1,478,689)	– 0	–

	$34,795,775	$(34,404,608)	$391,167

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	7,170,593	15,905,777	$47,581,093	$114,246,772

Shares issued in reinvestment of dividends	3,076,063	5,379,949	20,370,399	38,153,605

Shares converted from Class C	2,165,836	5,949,667	14,322,369	42,847,087

Shares redeemed	(17,154,192)	(39,564,398)	(113,430,928)	(287,018,195)

Net decrease	(4,741,700)	(12,329,005)	$(31,157,067)	$(91,770,731)

Class C
Shares sold	1,191,128	2,841,916	$7,980,442	$20,677,368

Shares issued in reinvestment of dividends	532,924	1,046,960	3,571,843	7,544,238

Shares converted to Class A	(2,140,023)	(5,881,400)	(14,322,369)	(42,847,087)

Shares redeemed	(2,537,678)	(7,531,486)	(16,995,536)	(55,218,726)

Net decrease	(2,953,649)	(9,524,010)	$(19,765,620)	$(69,844,207)

Advisor Class
Shares sold	67,922,873	98,562,595	$452,278,991	$705,569,610

Shares issued in reinvestment of dividends	6,118,416	10,842,418	40,577,421	77,264,645

Shares redeemed	(69,507,355)	(160,045,623)	(459,128,332)	(1,148,316,821)

Net increase (decrease)	4,533,934	(50,640,610)	$33,728,080	$(365,482,566)

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	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class R
Shares sold	228,852	596,584	$1,521,168	$4,381,283

Shares issued in reinvestment of dividends	112,175	204,455	743,093	1,453,535

Shares redeemed	(570,897)	(1,772,955)	(3,790,666)	(13,313,101)

Net decrease	(229,870)	(971,916)	$(1,526,405)	$(7,478,283)

Class K
Shares sold	98,768	547,575	$656,303	$4,111,068

Shares issued in reinvestment of dividends	32,637	135,766	216,240	1,012,782

Shares redeemed	(213,957)	(4,593,538)	(1,428,648)	(34,469,579)

Net decrease	(82,552)	(3,910,197)	$(556,105)	$(29,345,729)

Class I
Shares sold	1,125,309	1,857,901	$7,459,725	$13,752,642

Shares issued in reinvestment of dividends	409,357	717,028	2,717,739	5,098,333

Shares redeemed	(1,671,142)	(3,437,334)	(11,080,689)	(24,866,171)

Net decrease	(136,476)	(862,405)	$(903,225)	$(6,015,196)

Class Z
Shares sold	9,122,848	19,078,479	$60,426,760	$139,258,177

Shares issued in reinvestment of dividends	777,738	1,763,658	5,161,134	12,574,282

Shares redeemed	(17,040,045)	(30,083,081)	(112,780,735)	(219,821,633)

Net decrease	(7,139,459)	(9,240,944)	$(47,192,841)	$(67,989,174)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of

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the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure

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NOTES TO FINANCIAL STATEMENTS (continued)

that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022		2021
Distributions paid from:
Ordinary income	$241,489,776		$271,920,110

Total taxable distributions paid	241,489,776		271,920,110
Return of Capital	– 0	–	25,829,922

Total distributions paid	$241,489,776		$297,750,032

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,173,503
Accumulated capital and other losses	(536,269,027	)(a)
Unrealized appreciation (depreciation)	(704,019,746	)(b)

Total accumulated earnings (deficit)	$(1,229,115,270	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $536,269,027.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $186,457,515 and a net long-term capital loss carryforward of $349,811,512, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is

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NOTES TO FINANCIAL STATEMENTS (continued)

an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Income From Investment Operations

Net investment income(a)(b)	.23	.41	.40	.41	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(1.48)	.53	(.59)	.11	(.71)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.43	(1.07)	.93	(.18)	.58	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.47)	(.44)	(.48)	(.41)	(.49)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.12)	(.07)

Total dividends and distributions	(.26)	(.47)	(.48)	(.48)	(.53)	(.56)

Net asset value, end of period	$ 6.61	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	6.78%	(13.83)%	12.52	%^	(2.02	)%^	7.33%	(2.51)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$845,949	$854,235	$1,157,302	$1,143,143	$1,329,150	$1,350,517

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.91	%(f)	.90%	.84%	.86%	.87%	.84%

Expenses, before waivers/reimbursements(e)†	.91	%(f)	.90%	.84%	.86%	.88%	.85%

Net investment income(b)	7.07	%(f)	5.69%	4.95%	5.43%	5.82%	5.86%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.51	$ 8.07	$ 7.62	$ 8.29	$ 8.24	$ 9.01

Income From Investment Operations

Net investment income(a)(b)	.21	.35	.33	.35	.41	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(1.50)	.54	(.60)	.10	(.72)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.42	(1.15)	.87	(.25)	.51	(.28)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.41)	(.38)	(.42)	(.35)	(.43)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.11)	(.06)

Total dividends and distributions	(.24)	(.41)	(.42)	(.42)	(.46)	(.49)

Net asset value, end of period	$ 6.69	$ 6.51	$ 8.07	$ 7.62	$ 8.29	$ 8.24

Total Return

Total investment return based on net asset value(d)	6.46%	(14.69)%	11.65	%^	(2.86	)%^	6.43%	(3.21)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,514	$199,870	$324,644	$456,375	$649,108	$842,095

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.66	%(f)	1.64%	1.58%	1.61%	1.62%	1.59%

Expenses, before waivers/reimbursements(e)†	1.66	%(f)	1.64%	1.59%	1.61%	1.62%	1.59%

Net investment income(b)	6.22	%(f)	4.81%	4.14%	4.56%	5.00%	5.04%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.45	$ 7.99	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.24	.43	.42	.43	.49	.52

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(1.49)	.53	(.59)	.11	(.71)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.44	(1.06)	.95	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.48)	(.46)	(.50)	(.42)	(.50)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.27)	(.48)	(.50)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.62	$ 6.45	$ 7.99	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	6.90%	(13.70)%	12.92	%^	(1.77	)%^	7.58%	(2.26)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,831,462	$1,754,072	$2,579,006	$3,077,869	$2,976,343	$3,185,833

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.66	%(f)	.64%	.59%	.61%	.62%	.59%

Expenses, before waivers/reimbursements(e)†	.66	%(f)	.65%	.59%	.61%	.63%	.60%

Net investment income(b)	7.29	%(f)	5.90%	5.20%	5.57%	6.05%	6.10%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.90

Income From Investment Operations

Net investment income(a)(b)	.22	.38	.36	.38	.44	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(1.48)	.54	(.59)	.10	(.71)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.42	(1.10)	.90	(.21)	.54	(.24)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.44)	(.41)	(.45)	(.38)	(.45)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.11)	(.07)

Total dividends and distributions	(.25)	(.44)	(.45)	(.45)	(.49)	(.52)

Net asset value, end of period	$ 6.61	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	6.71%	(14.30)%	12.17	%^	(2.49	)%^	6.89%	(2.80	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,264	$20,238	$32,847	$38,435	$57,226	$69,442

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.34	%(f)	1.31%	1.27%	1.32%	1.28%	1.26%

Expenses, before waivers/reimbursements(e)†	1.34	%(f)	1.31%	1.27%	1.33%	1.28%	1.26%

Net investment income(b)	6.63	%(f)	5.24%	4.53%	4.93%	5.43%	5.47%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.44	$ 7.99	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Income From Investment Operations

Net investment income(a)(b)	.23	.39	.39	.40	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(1.49)	.54	(.59)	.10	(.72)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.44	(1.10)	.93	(.19)	.57	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.45)	(.43)	(.47)	(.40)	(.48)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.12)	(.07)

Total dividends and distributions	(.26)	(.45)	(.47)	(.47)	(.52)	(.55)

Net asset value, end of period	$ 6.62	$ 6.44	$ 7.99	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	6.87%	(14.07)%	12.53	%^	(2.15	)%^	7.25%	(2.58)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,402	$5,792	$38,413	$68,253	$110,135	$122,030

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.03	%(f)	.97%	.94%	.98%	.94%	.91%

Expenses, before waivers/reimbursements(e)†	1.03	%(f)	.97%	.94%	.98%	.94%	.91%

Net investment income(b)	6.94	%(f)	5.15%	4.87%	5.27%	5.76%	5.83%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.24	.43	.42	.42	.50	.53

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(1.50)	.54	(.58)	.10	(.72)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.45	(1.07)	.96	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.48)	(.46)	(.50)	(.42)	(.50)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.27)	(.48)	(.50)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.63	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	7.05%	(13.72)%	12.91	%^	(1.81	)%^	7.61%	(2.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$68,683	$67,757	$90,893	$131,550	$167,518	$192,941

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.68	%(f)	.66%	.59%	.64%	.60%	.56%

Expenses, before waivers/reimbursements(e)†	.68	%(f)	.66%	.59%	.64%	.60%	.56%

Net investment income(b)	7.27	%(f)	5.91%	5.21%	5.57%	6.09%	6.15%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.24	.43	.42	.43	.50	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(1.49)	.55	(.59)	.10	(.73)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.45	(1.06)	.97	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.49)	(.47)	(.50)	(.42)	(.50)

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.27)	(.49)	(.51)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.63	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	7.09%	(13.64)%	12.99	%^	(1.76	)%^	7.68%	(2.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$111,907	$155,009	$266,052	$307,946	$330,538	$359,903

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.60	%(f)	.57%	.53%	.59%	.54%	.52%

Expenses, before waivers/reimbursements(e)†	.60	%(f)	.57%	.53%	.59%	.54%	.52%

Net investment income(b)	7.34	%(f)	5.96%	5.26%	5.66%	6.16%	6.27%

Portfolio turnover rate	19%	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
		2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.86%	.87%	.84%	.86%	.85%	.82%
Before waivers/reimbursements	.86%	.87%	.84%	.86%	.86%	.83%
Class C
Net of waivers/reimbursements	1.60%	1.61%	1.58%	1.60%	1.60%	1.57%
Before waivers/reimbursements	1.60%	1.61%	1.59%	1.60%	1.60%	1.57%
Advisor Class
Net of waivers/reimbursements	.60%	.62%	.59%	.60%	.60%	.57%
Before waivers/reimbursements	.60%	.63%	.59%	.60%	.61%	.58%
Class R
Net of waivers/reimbursements	1.28%	1.28%	1.27%	1.32%	1.26%	1.24%
Before waivers/reimbursements	1.28%	1.28%	1.27%	1.33%	1.26%	1.24%
Class K
Net of waivers/reimbursements	.97%	.97%	.94%	.97%	.92%	.89%
Before waivers/reimbursements	.97%	.97%	.94%	.97%	.92%	.89%
Class I
Net of waivers/reimbursements	.63%	.63%	.59%	.64%	.58%	.54%
Before waivers/reimbursements	.63%	.63%	.59%	.64%	.58%	.54%
Class Z
Net of waivers/reimbursements	.54%	.54%	.53%	.58%	.52%	.50%
Before waivers/reimbursements	.54%	.54%	.53%	.58%	.52%	.50%

(f)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. DiClementi, Distenfeld, Malik, Sheridan, and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

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Adviser’s Form ADV and in a report from the Fund’s Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint

abfunds.com	AB HIGH INCOME FUND | 119

level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB HIGH INCOME FUND | 121

NOTES

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NOTES

abfunds.com	AB HIGH INCOME FUND | 123

NOTES

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0423

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2023